JPM466A







                               THE PIERPONT FUNDS




                         THE PIERPONT MONEY MARKET FUND
                   THE PIERPONT TAX EXEMPT MONEY MARKET FUND
                    THE PIERPONT TREASURY MONEY MARKET FUND
                       THE PIERPONT SHORT TERM BOND FUND
                             THE PIERPONT BOND FUND
                       THE PIERPONT TAX EXEMPT BOND FUND
                  THE PIERPONT NEW YORK TOTAL RETURN BOND FUND
                         THE PIERPONT DIVERSIFIED FUND
                            THE PIERPONT EQUITY FUND
                     THE PIERPONT CAPITAL APPRECIATION FUND
                     THE PIERPONT INTERNATIONAL EQUITY FUND
                   THE PIERPONT EMERGING MARKETS EQUITY FUND




                      STATEMENT OF ADDITIONAL INFORMATION




                                OCTOBER 1, 1995















THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE FUND OR FUNDS LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME, WHICH MAY BE OBTAINED UPON REQUEST FROM SIGNATURE BROKER-DEALER SERVICES, INC., ATTENTION:
THE PIERPONT FUNDS; (800) 847-9487.

                              Table of Contents

                                                                       PAGE

General.................................                               1
Investment Objectives and Policies......                               1
Investment Restrictions.................                               30
Trustees and Officers...................                               50
Investment Advisor......................                               54
Administrator and Distributor...........                               59
Services Agent..........................                               62
Custodian...............................                               64
Shareholder Servicing...................                               65
Independent Accountants.................                               67
Expenses................................                               67
Purchase of Shares......................                               68
Redemption of Shares....................                               68
Exchange of Shares......................                               69
Dividends and Distributions.............                               69
Net Asset Value.........................                               70
Performance Data........................                               72
Portfolio Transactions..................                               76
Massachusetts Trust.....................                               79
Description of Shares...................                               80
Taxes...................................                               82
Additional Information..................                               87
Financial Statements....................                               87
Appendix A - Description of Securities
 Ratings................................                               A-1
Appendix B - Additional Information
 Concerning New York Municipal
 Obligations............................                               B-1

GENERAL

         The Pierpont Funds currently consist of twelve funds: The Pierpont Money Market Fund, The Pierpont Treasury Money Market Fund, The Pierpont Tax Exempt Money Market Fund, The Pierpont Short Term Bond Fund, The Pierpont Bond Fund, The Pierpont Tax Exempt Bond Fund, The Pierpont New York Total Return Bond Fund, The Pierpont Equity Fund, The Pierpont Capital Appreciation Fund, The Pierpont International Equity Fund, The Pierpont Emerging Markets Equity Fund and The Pierpont Diversified Fund (collectively, the "Funds"). Each of the Funds is a series of The Pierpont Funds, an open-end management investment company formed as a Massachusetts business trust (the "Trust"; where appropriate, references to the "Trust" refer to the Trust acting on behalf of a Fund and references to a "Fund" refer to a Fund acting through the Trust).

         This Statement of Additional Information describes the financial history, investment objectives and policies, management and operation of each of the Funds to enable investors to select the Funds which best suit their needs. The Pierpont Funds operate through Signature Financial Group, Inc.'s Hub and Spoke(R) financial services method. Formerly, The Pierpont Money Market Fund, The Pierpont Tax Exempt Money Market Fund, The Pierpont Bond Fund, The Pierpont Tax Exempt Bond Fund, The Pierpont Equity Fund, The Pierpont Capital Appreciation Fund, and The Pierpont International Equity Fund operated as free-standing mutual funds and not through Hub and Spoke(R). Where indicated in this Statement of Additional Information, historical information for each of these Funds includes information for their respective predecessor entities.

         This Statement of Additional Information provides additional information with respect to the Funds, and should be read in conjunction with the current Prospectus. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings accorded to them in the Funds' Prospectus. The Funds' executive offices are located at 6 St. James Avenue, Boston, Massachusetts 02116.

INVESTMENT OBJECTIVES AND POLICIES

         THE PIERPONT MONEY MARKET FUND (the "Money Market Fund") is designed to be an economical and convenient means of making substantial investments in money market instruments. The Money Market Fund's investment objective is to maximize current income and maintain a high level of liquidity. The Fund attempts to achieve this objective by investing all of its investable assets in The Money Market Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Money Market Fund.

         The Portfolio seeks to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in U.S. dollar denominated securities described in the Prospectus and this Statement of Additional Information that meet certain rating criteria, present minimal credit risk and have effective maturities of not more than thirteen months. The Portfolio's ability to achieve maximum current income is affected by its high quality standards. See "Quality and Diversification Requirements."

         THE PIERPONT TAX EXEMPT MONEY MARKET FUND (the "Tax Exempt Money Market Fund") is designed to be an economical and convenient means of making substantial investments in instruments that are exempt from federal income tax. The Tax Exempt Money Market Fund's investment objective is to provide a high level of current income that is exempt from federal income tax and maintain a high level of liquidity. See "Taxes." The Fund attempts to achieve this objective by investing all of its investable assets in The Tax Exempt Money Market Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Tax Exempt Money Market Fund.

         The Portfolio attempts to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in U.S. dollar-denominated securities described in the Prospectus and this Statement of Additional Information that meet certain rating criteria, present minimal credit risks, have effective maturities of not more than thirteen months and earn interest wholly exempt from federal income tax in the opinion of bond counsel for the issuer, but it may invest up to 20% of its total assets in taxable obligations. See "Quality and Diversification Requirements." Interest on these securities may be subject to state and local taxes. For more detailed information regarding tax matters, including the applicability of the alternative minimum tax, see "Taxes."

         THE PIERPONT TREASURY MONEY MARKET FUND (the "Treasury Money Market Fund") is designed to be an economical and convenient means of making substantial investments in short term direct obligations of the U.S. Treasury. The Treasury Money Market Fund's investment objective is to provide current income, maintain a high level of liquidity and preserve capital. The Fund attempts to accomplish this objective by investing all of its investable assets in The Treasury Money Market Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Treasury Money Market Fund.

         The Portfolio attempts to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in U.S. Treasury securities described in the Prospectus and in this Statement of Additional Information that have effective maturities of not more than thirteen months. See "Quality and Diversification Requirements."

         THE PIERPONT SHORT TERM BOND FUND (the "Short Term Bond Fund") is designed for investors who place a strong emphasis on conservation of capital but who also want a return greater than that of a money market fund or other very low risk investment vehicles. It is appropriate for investors who do not require the stable net asset value typical of a money market fund but who want less price fluctuation than is typical of a longer-term bond fund. The Short Term Bond Fund's investment objective is to provide a high total return while attempting to limit the likelihood of negative quarterly returns. The Short Term Bond Fund seeks to achieve this high total return to the extent consistent with modest risk of capital and the maintenance of liquidity. The Short Term Bond Fund attempts to achieve its investment objective by investing all of its investable assets in The Short Term Bond Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Short Term Bond Fund.

         The Portfolio attempts to achieve its investment objective by investing primarily in the corporate and government debt obligations and related securities described in the Prospectus and this Statement of Additional Information.

         THE PIERPONT BOND FUND (the "Bond Fund") is designed to be an economical and convenient means of making substantial investments in a broad range of corporate and government debt obligations and related investments of domestic and foreign issuers, subject to certain quality and other restrictions. See "Quality and Diversification Requirements." The Bond Fund's investment objective is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Bond Fund will fluctuate, the Bond Fund attempts to conserve the value of its investments to the extent consistent with its objective. The Bond Fund attempts to achieve its objective by investing all of its investable assets in The U.S. Fixed Income Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Bond Fund.

         The Portfolio attempts to achieve its investment objective by investing in high grade corporate and government debt obligations and related securities of domestic and foreign issuers described in the Prospectus and this Statement of Additional Information.

         INVESTMENT PROCESS

         Duration/yield curve management: Morgan's duration decision begins with an analysis of real yields, which its research indicates are generally a reliable indicator of longer term interest rate trends. Other factors Morgan studies in regard to interest rates include economic growth and inflation, capital flows and monetary policy. Based on this analysis, Morgan forms a view of the most likely changes in the level and shape of the yield curve -- as well as the timing of those changes -- and sets the Portfolio's duration and maturity structure accordingly. Morgan typically limits the overall duration of the Portfolio to a range between one year shorter and one year longer than that of the Salomon Brothers Broad Investment Grade Bond Index, the benchmark index.

         Sector allocations: Sector allocations are driven by Morgan's fundamental and quantitative analysis of the relative valuation of a broad array of fixed income sectors. Specifically, Morgan utilizes market and credit analysis to assess whether the current risk-adjusted yield spreads of various sectors are likely to widen or narrow. Morgan then overweights (underweights) those sectors its analysis indicates offer the most (least) relative value, basing the speed and magnitude of these shifts on valuation considerations.

         Security selection: Securities are selected by the portfolio manager, with substantial input from Morgan's fixed income analysts and traders. Using quantitative analysis as well as traditional valuation methods, Morgan's applied research analysts aim to optimize security selection within the bounds of the Portfolio's investment objective. In addition, credit analysts -- supported by Morgan's equity analysts -- assess the creditworthiness of issuers and counterparties. A dedicated trading desk contributes to security selection by tracking new issuance, monitoring dealer inventories, and identifying attractively priced bonds. The traders also handle all transactions for the Portfolio.

         THE PIERPONT TAX EXEMPT BOND FUND (the "Tax Exempt Bond Fund") is designed to be an economical and convenient means of making substantial investments in debt obligations that are exempt from federal income tax. The Tax Exempt Bond Fund's investment objective is to provide a high level of current income exempt from federal income tax consistent with moderate risk of capital and maintenance of liquidity. See "Taxes." The Fund attempts to achieve its investment objective by investing all of its investable assets in The Tax Exempt Bond Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Tax Exempt Bond Fund.

         The Portfolio attempts to achieve its investment objective by investing primarily in securities of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, the interest of which is exempt from federal income tax in the opinion of bond counsel for the issuer, but it may invest up to 20% of its total assets in taxable obligations. The Tax Exempt Bond Fund seeks to maintain a current yield that is greater than that obtainable from a portfolio of short term tax exempt obligations, subject to certain quality restrictions. See "Quality and Diversification Requirements."

         THE PIERPONT NEW YORK TOTAL RETURN BOND FUND (the "New York Total Return Bond Fund") is designed to be an economical and convenient means of investing in a portfolio consisting primarily of debt obligations that are exempt from federal and New York State income taxes. The New York Total Return Bond Fund's investment objective is to provide a high after tax total return for New York residents consistent with moderate risk of capital. Total return will consist of income plus capital gains and losses. The Fund attempts to achieve its objective by investing all of its investable assets in The New York Total Return Bond Portfolio (the "Portfolio"), a non-diversified open-end management investment company having the same investment objective as the Fund.

         The Portfolio attempts to achieve its investment objective by investing primarily in municipal securities issued by New York

State and its political subdivisions and by agencies, authorities and instrumentalities of New York and its political subdivisions.
 These securities earn income exempt from federal and New York State and local income taxes but, in certain circumstances, may be subject to alternative minimum tax. In addition, the Portfolio may invest in municipal securities issued by states other than New York, by territories and possessions of the United States and by the District of Columbia and their political subdivisions, agencies and instrumentalities. These securities earn income exempt from federal income taxes but, in certain circumstances, may be subject to alternative minimum tax. In order to seek to enhance the Portfolio's after tax return, the Portfolio may also invest in securities which earn income subject to New York and/or federal income taxes. These securities include U.S. government securities, corporate securities and municipal securities issued on a taxable basis.

         THE PIERPONT DIVERSIFIED FUND (the "Diversified Fund") is designed for investors who wish to invest for long term objectives such as retirement and who seek to attain real appreciation in their investments over the long term, but with somewhat less price fluctuation than a portfolio consisting solely of equity securities. The Diversified Fund's investment objective is to provide a high total return from a diversified portfolio of equity and fixed income securities. The Fund attempts to achieve its investment objective by investing all of its investable assets in The Diversified Portfolio, a diversified open-end management investment company having the same investment objective as the Diversified Fund.

         THE PIERPONT EQUITY FUND (the "Equity Fund") is designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the S&P 500 Index. The Equity Fund's investment objective is to provide a high total return from a portfolio of selected equity securities. The Fund attempts to achieve its investment objective by investing all of its investable assets in The Selected U.S. Equity Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Equity Fund.


         In normal circumstances, at least 65% of the Portfolio's net assets will be invested in equity securities consisting of common stocks and other securities with equity characteristics comprised of preferred stock, warrants, rights, convertible securities, trust certifications, limited partnership interests and equity participations (collectively, "Equity Securities"). The Portfolio's primary equity investments are the common stock of large and medium sized U.S. corporations and, to a limited extent, similar securities of foreign corporations.

         INVESTMENT PROCESS

         Fundamental research: Morgan's 20 domestic equity analysts, each an industry specialist with an average of 13 years of experience, follow 700 predominantly large- and medium-sized U.S. companies -- 500 of which form the universe for the Portfolio's investments. Their research goal is to forecast normalized, longer term earnings and dividends for the most attractive companies among those they cover. In doing this, they may work in concert with Morgan's international equity analysts in order to gain a broader perspective for evaluating industries and companies in today's global economy.

         Systematic valuation: The analysts' forecasts are converted into comparable expected returns by a dividend discount model, which calculates those expected returns by comparing a company's current stock price with the "fair value" price forecasted by its estimated long term earnings power. Within each sector, companies are ranked by their expected return and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

         Disciplined portfolio construction: A diversified portfolio is constructed using disciplined buy and sell rules. Purchases are concentrated among first-quintile stocks; the specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misvaluation will be corrected within a reasonable time frame and the magnitude of the risks versus the rewards. Once a stock falls into the third quintile -- because its price has risen or its fundamentals have deteriorated -- it generally becomes a sale candidate. The portfolio manager seeks to hold sector weightings close to those of the S&P 500 Index, reflecting Morgan's belief that its research has the potential to add value at the individual stock level, but not at the sector level. Sector neutrality is also seen as a way to help protect the portfolio from macroeconomic risks, and --together with diversification -- represents an important element of Morgan's risk control strategy. Morgan's dedicated trading desk handles all transactions for the Portfolio.

         THE PIERPONT CAPITAL APPRECIATION FUND (the "Capital Appreciation Fund") is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies. The Capital Appreciation Fund's investment objective is to provide a high total return from portfolio of Equity Securities of small companies. The Fund attempts to achieve its investment objective by investing all of its investable assets in The U.S. Small Company Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Capital Appreciation Fund.

         The Portfolio attempts to achieve its investment objective by investing primarily in the common stock of small U.S. companies included in the Russell 2500 Index, which is composed of 2,500 common stocks of U.S. companies with market capitalizations ranging between $100 million and $1.5 billion.

         INVESTMENT PROCESS

         Fundamental Research: Morgan's 20 domestic equity analysts -- each an industry specialist with an average of 13 years of experience -- continuously monitor the small cap stocks in their respective sectors with the aim of identifying companies that exhibit superior financial strength and operating returns. Meetings with management and on-site visits play a key role in shaping their assessments. Their research goal is to forecast normalized, long-term earnings and dividends for the most attractive small cap companies among those they monitor -- a universe that generally contains a total of 300-350 names. Because Morgan's analysts follow both the larger and smaller companies in their industries -- in essence, covering their industries from top to bottom -- they are able to bring broad perspective to the research they do on both.

         Systematic valuation: The analysts' forecasts are converted into comparable expected returns by Morgan's dividend discount model, which calculates those returns by comparing a company's current stock price with the "fair value" price forecasted by its estimated long-term earnings power. Within each industry, companies are ranked by their expected returns and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

         Disciplined portfolio construction: A diversified portfolio is constructed using disciplined buy and sell rules. Purchases are concentrated among the stocks in the top two quintiles of the rankings: the specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misevaluation will soon be corrected and the magnitude of the risks versus the rewards. Once a stock falls into the third quintile -- because its price has risen or its fundamentals have deteriorated -- it generally becomes a sale candidate. The portfolio manager seeks to hold sector weightings close to those of the Russell 2500 Index, the Portfolio's benchmark, reflecting Morgan's belief that its research has the potential to add value at the individual stock level, but not at the sector level. Sector neutrality is also seen as a way to help to protect the portfolio from macroeconomic risks, and -- together with diversification -- represents an important element of Morgan's investment strategy.

         THE PIERPONT INTERNATIONAL EQUITY FUND (the "International Equity Fund") is designed for investors with a long term investment horizon who want to diversify their portfolios by investing in an actively managed portfolio of non-U.S. securities that seeks to outperform the Morgan Stanley Europe, Australia and Far East Index (the "EAFE Index"). The International Equity Fund's investment objective is to provide a high total return from a portfolio of Equity Securities of foreign corporations. The Fund attempts to achieve its investment objective by investing all of its investable assets in The Non-U.S. Equity Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the International Equity Fund.

         The Portfolio seeks to achieve its investment objective by investing primarily in the Equity Securities of foreign corporations. Under normal circumstances, the Portfolio expects to invest at least 65% of its total assets in such securities. The Portfolio does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of developed foreign countries render investments in such countries inadvisable.

         INVESTMENT PROCESS

         Country allocation: Morgan's country allocation decision begins with a forecast of equity risk premiums, which provide a valuation signal by measuring the relative attractiveness of stocks versus bonds. Using a proprietary approach, Morgan calculates this risk premium for each of the nations in the Portfolio's universe, determines the extent of its deviation -- if any -- from its historical norm, and then rank countries according to the size of those deviations. Countries with high (low) rankings are overweighted (underweighted) in comparisons to the EAFE Index to reflect the above-average (below-average) attractiveness of their stock markets. In determining weightings, Morgan analyzes a variety of qualitative factors as well -- including the liquidity, earnings momentum and interest rate climate of the market at hand. These qualitative assessments can change the magnitude but not the direction of the country allocations called for by the risk premium forecast. Morgan places limits on the total size of the Portfolio's country over- and under-weightings relative to the EAFE Index.

         Stock selection: Morgan's 44 international equity analysts, each an industry and country specialist, forecast normalized earnings and dividend payouts for roughly 1,000 non-U.S. companies -- taking a long-term perspective rather than the short time frame common to consensus estimates. These forecasts are converted into comparable expected returns by a dividend discount model, and then companies are ranked from most to least attractive by industry and country. A diversified portfolio is constructed using disciplined buy and sell rules. The portfolio manager's objective is to concentrate the purchases in the top third of the rankings, and to keep sector weightings close to those of the EAFE Index, the Fund's benchmark. Once a stock falls into the bottom third of the rankings, it generally becomes a sales candidate. Where available, warrants and convertibles may be purchased instead of common stock if they are deemed a more attractive means of investing in an undervalued company.

         Currency management: Currency is actively managed, in conjunction with country and stock allocation, with the goal of protecting and possibly enhancing the Fund's return. Morgan's currency decisions are supported by a proprietary tactical mode which forecasts currency movements based on an analysis of four fundamental factors -- trade balance trends, purchasing power parity, real short-term interest differentials and real bond yields -- plus a technical factor designed to improve the timing of transactions. Combining the output of this model with a subjective assessment of economic political and market factors, Morgan's currency group recommends currency strategies that are implemented in conjunction with the portfolio's investment strategy.

         THE PIERPONT EMERGING MARKETS EQUITY FUND (the "Emerging Markets Equity Fund") is designed for investors with a long term investment horizon who want exposure to the rapidly growing emerging markets. The Emerging Markets Equity Fund's investment objective is to provide a high total return from a portfolio of Equity Securities of companies in emerging markets. The Fund attempts to achieve its investment objective by investing all of its investable assets in The Emerging Markets Equity Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Emerging Markets Equity Fund.

         The Portfolio seeks to achieve its investment objective by investing primarily in Equity Securities of emerging markets issuers. Under normal circumstances, the Portfolio expects to invest at least 65% of its total assets in such securities. The Portfolio does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of emerging markets countries render investments in such countries inadvisable.

         INVESTMENT PROCESS

         Country allocation: Morgan's country allocation decision begins with a forecast of the expected return of each market in the Portfolio's universe. These expected returns are calculated using a proprietary valuation method that is forward looking in nature rather than based on historical data. Morgan then evaluates these expected returns from two different perspectives:
 first, it identifies countries that have high real expected returns relative to their own history and other nations in their universe. Second, it identifies those countries that it expects will provide high returns relative to their currency risk. Countries that rank highly on one or both of these scores are overweighted relative to the Fund's benchmark, The IFC Investable Index, while those that rank poorly are underweighted. To help contain risk, Morgan places limits on the total size of the Portfolio's country over- and under-weightings.

         Stock selection: Morgan's 12 emerging market equity analysts -- each an industry specialist -- monitor a universe of approximately 900 companies in these countries, developing forecasts of earnings and cash flows for the most attractive among them. Companies are ranked from most to least attractive based on this research, and then a diversified portfolio is constructed using disciplined buy and sell rules. The portfolio manager's objective is to concentrate the Portfolio's holdings in the stocks deemed most undervalued, and to keep sector weightings relatively close to those of the index. Stocks are generally held until they fall into the bottom half of Morgan's rankings.


         The following discussion supplements the information regarding the investment objective of each of the Funds and the policies to be employed to achieve this objective by their corresponding Portfolios as set forth above and in the Prospectus. The investment objective of each Fund and its corresponding Portfolio is identical. Accordingly, references below to a Fund also include the Fund's corresponding Portfolio; similarly, references to a Portfolio also include the corresponding Fund that invests in the Portfolio unless the context requires otherwise.

MONEY MARKET INSTRUMENTS

         As discussed in the Prospectus, each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. A description of the various types of money market instruments that may be purchased by the Funds appears below. See "Quality and Diversification Requirements."

         U.S. TREASURY SECURITIES. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Funds, except the Treasury Money Market Fund, may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund, except the Treasury Money Market Fund, may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.

         FOREIGN GOVERNMENT OBLIGATIONS. Each of the Funds, except the Tax Exempt Money Market Fund, the Treasury Money Market Fund, the Tax Exempt Bond Fund and the New York Total Return Bond Fund, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or, in the case of the Short Term Bond, Bond, Equity, Capital Appreciation, International Equity, Emerging Markets Equity or Diversified Funds, in another currency. See "Foreign Investments."

         BANK OBLIGATIONS. Each of the Funds, except the Treasury Money Market Fund, unless otherwise noted in the Prospectus or below, may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of
(i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets (the "Asset Limitation") and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Tax Exempt Money Market, Tax Exempt Bond and New York Total Return Bond Funds may not invest in obligations of foreign branches of foreign banks and the Asset Limitation is not applicable to the International Equity or Emerging Markets Equity Funds. See "Foreign Investments." The Funds will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds, other than the Tax Exempt Money Market, Treasury Money Market, Tax Exempt Bond and New York Total Return Bond Funds, may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

         COMMERCIAL PAPER. Each of the Funds (except the Treasury Money Market
Fund) may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan Guaranty Trust Company of New York acting as agent, for no additional fee, in its capacity as investment advisor to the Portfolios and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts managed by the Advisor or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Advisor. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations.

         REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Funds' Trustees. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price . The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Treasury Money Market Fund will only enter into repurchase agreements involving U.S. Treasury securities. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. The Money Market, Tax Exempt Money Market, and Treasury Money Markets Funds will be fully collateralized within the meaning of paragraph (a)(3) of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

         Each of the Funds (other than the Treasury Money Market Fund) may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in the Prospectus or this Statement of Additional Information. The Tax Exempt Money Market and Tax Exempt Bond Funds may not invest in foreign bonds or asset-backed securities.

CORPORATE BONDS AND OTHER DEBT SECURITIES

         As discussed in the Prospectus, the Bond, Short Term Bond, New York Total Return Bond and Diversified Funds may invest in bonds and other debt securities of domestic and (except for the New York Total Return Bond Fund) foreign issuers to the extent consistent with their investment objectives and policies. A description of these investments appears in the Prospectus and below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

         ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

TAX EXEMPT OBLIGATIONS

         As discussed in the Prospectus, the Tax Exempt Money Market, Tax Exempt Bond and New York Total Return Bond Funds and, in certain circumstances, the Bond and Short Term Bond Funds, may invest in tax exempt obligations to the extent consistent with each Fund's investment objective and policies. A description of the various types of tax exempt obligations which may be purchased by the Funds appears in the Prospectus and below. See "Quality and Diversification Requirements."

         MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

         MUNICIPAL NOTES. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

         Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

         Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

         Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which each Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

         Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, exempt from federal income tax. For a description of the attributes of master demand obligations, see "Money Market Instruments" above. Although there is no secondary market for master demand obligations, such obligations are considered by each Fund to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

         The Tax Exempt Money Market Fund may purchase securities of the type described above if they have effective maturities within thirteen months. As required by regulation of the Securities and Exchange Commission (the "SEC"), this means that on the date of acquisition the final stated maturity (or if called for redemption, the redemption date) must be within thirteen months or the maturity must be deemed to be no more than thirteen months because of a maturity shortening mechanism, such as a variable interest rate, coupled with a conditional or unconditional right to resell the investment to the issuer or a third party. See "Variable Rate Demand Notes" and "Puts." A substantial portion of the Tax Exempt Money Market Fund's portfolio is subject to maturity shortening mechanisms consisting of variable interest rates coupled with unconditional rights to resell the securities to the issuers either directly or by drawing on a domestic or foreign bank letter of credit or other credit support arrangement. See "Foreign Investments."

         PUTS. The Tax Exempt Money Market, Tax Exempt Bond and New York Total Return Bond Funds may purchase without limit municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with each Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit each Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Advisor will monitor each writer's ability to meet its obligations under puts.

         Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Advisor considers the amount of cash available to each Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in each Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

         The Tax Exempt Money Market Fund values any municipal bonds and notes which are subject to puts at amortized cost. No value is assigned to the put. The cost of any such put is carried as an unrealized loss from the time of purchase until it is exercised or expires. The Tax Exempt Bond and New York Total Return Bond Funds value any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Tax Exempt Bond and New York Total Return Bond Funds were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the SEC. Prior to investing in such securities, the Tax Exempt Bond and New York Total Return Bond Funds, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the valuation of such securities.

         Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, each Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Advisor. Each dealer will be approved on its own merits, and it is each Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Trustees will review regularly the Advisor's list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. In the case of the Tax Exempt Bond and New York Total Return Bond Funds, other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Advisor's opinion or such put writers' obligations will be collateralized and of comparable quality in the Advisor's opinion. The Trustees have directed the Advisor not to enter into put transactions with any dealer which in the judgment of the Advisor becomes more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Funds are unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

         The Trust has been advised by counsel that the Funds will be considered the owner of the securities subject to the puts so that the interest on the securities is tax exempt income to the Funds. Such advice of counsel is based on certain assumptions concerning the terms of the puts and the attendant circumstances.

EQUITY INVESTMENTS

         As discussed in the Prospectus, the Portfolios for the Equity, Capital Appreciation, International Equity and Emerging Markets Equity Funds and the equity portion of the Diversified Fund (collectively, the "Equity Portfolios") invest primarily in Equity Securities. The Equity Securities in which the Equity Portfolios invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. A discussion of the various types of equity investments which may be purchased by these Portfolios appears in the Prospectus and below. See "Quality and Diversification Requirements."

         EQUITY SECURITIES. The Equity Securities in which the Equity Portfolios may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

         The convertible securities in which the Equity Portfolios may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

WARRANTS

         The Equity Portfolios may invest in warrants, which entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities.

         Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

FOREIGN INVESTMENTS

         The International Equity and Emerging Markets Equity Funds make substantial investments in foreign countries. The Money Market, Bond, Short Term Bond, Equity and Diversified Funds may invest in certain foreign securities. The Short Term Bond Fund and the Bond Fund may invest in dollar-denominated fixed income securities of foreign issuers. The Equity Fund may invest in equity securities of foreign corporations included in the S&P 500 IndTh ex or listed on a national securities exchange. The Capital Appreciation Fund may invest in equity securities of foreign issuers that are listed on a national securities exchange or denominated or principally traded in the U.S. dollar. Bond, Short Term Bond, Equity, Capital Appreciation and Diversified Funds do not expect to invest more than 25%, 25%, 5%, 5% and 30%, respectively, of their total assets at the time of purchase in securities of foreign issuers. All investments of the Money Market Fund must be U.S. dollar-denominated. In the case of the Money Market, Bond and Short Term Bond Funds, any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Generally, ADRs and EDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or European, in the case of EDRs, securities markets.

         Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Equity, Capital Appreciation, International Equity, Emerging Markets Equity and Diversified Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Funds' currency exposure related to foreign investments. The Funds will not enter into such commitments for speculative purposes.

         For a description of the risks associated with investing in foreign securities, see "Additional Investment Information and Risk Factors" in the Prospectus. To the extent that the Tax Exempt Money Market, Tax Exempt Bond and New York Total Return Bond Funds invest in municipal bonds and notes backed by credit support arrangements with foreign financial institutions, the risks associated with investing in foreign securities may be relevant to these Funds.

         INVESTING IN JAPAN. Investing in Japanese securities may involve the risks associated with investing in foreign securities generally. In addition, because it invests in Japan, The International Equity Portfolio will be subject to the general economic and political conditions in Japan.

         Share prices of companies listed on Japanese stock exchanges and on the Japanese OTC market reached historical peaks (which were later referred to as the "bubble") as well as historically high trading volumes in 1989 and 1990. Since then, stock prices in both markets decreased significantly, with listed stock prices reaching their lowest levels in the third quarter of 1992 and OTC stock prices reaching their lowest levels in the fourth quarter of 1992. During the period from January 1, 1989 through December 31, 1994, the highest Nikkei stock average and Nikkei OTC average were 38,915.87 and 4,149.20, respectively, and the lowest for each were 14,309.41 and 1,099.32, respectively. There can be no assurance that additional market corrections will not occur.

         The common stocks of many Japanese companies continue to trade at high price earnings ratios in comparison with those in the United States, even after the recent market decline. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.

         Since The International Equity Portfolio invests in securities denominated in yen, changes in exchange rates between the U.S. dollar and the yen affect the U.S. dollar value of The International Equity Portfolio's assets. Such rate of exchange is determined by forces of supply and demand on the foreign exchange markets. These forces are in turn affected by the international balance of payments and other economic, political and financial conditions, government intervention, speculation and other factors. See Foreign Currency Exchange Transactions.

         Japanese securities held by The International Equity Portfolio are not registered with the SEC nor are the issuers thereof subject to its reporting requirements. There may be less publicly available information about issuers of Japanese securities than about U.S. companies and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

         Although the Japanese economy has grown substantially over the past four decades, recently the rate of growth had slowed substantially. During 1991, 1992 and 1993, the Japanese economy grew at rates of 4.3%, 1.1% and 0.1%, respectively, as measured by real gross domestic product.

         Japan's success in exporting its products has generated a sizeable trade surplus. Such trade surplus has caused tensions at times between Japan and some of its trading partners. In particular, Japan's trade relations with the United States have recently been the subject of discussion and negotiation between the two nations. The United States has imposed certain measures designed to address trade issues in specific industries. These measures and similar measures in the future may adversely affect the performance of The International Equity Portfolio.

         Japan's economy has typically exhibited low inflation and low interest rates. There can be no assurance that low inflation and low interest rates will continue, and it is likely that a reversal of such factors would adversely affect the Japanese economy. Moreover, the Japanese economy may differ, favorably or unfavorably, from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

         Japan has a parliamentary form of government. In 1993 a coalition government was formed which, for the first time since 1955, did not include the Liberal Democratic Party. Since mid-1993, there have been several changes in leadership in Japan. What, if any, effect the current political situation will have on prospective regulatory reforms of the economy in Japan cannot be predicted. Recent and future developments in Japan and neighboring Asian countries may lead to changes in policy that might adversely affect The International Equity Portfolio.

ADDITIONAL INVESTMENTS

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Portfolios may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Portfolio until settlement takes place. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Portfolio will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of each Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

         INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds and their corresponding Portfolios to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (its corresponding Portfolio). As a shareholder of another investment company, a Fund would bear, along with other shareholders, its PRO RATA portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

         REVERSE REPURCHASE AGREEMENTS. Each of the Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. The Portfolio for the Treasury Money Market Fund will only enter into reverse repurchase agreements involving Treasury securities. For purposes of the 1940 Act it is also considered as the borrowing of money by the Portfolio and, therefore, a form of leverage. The Portfolios will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. A Portfolio will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Portfolio may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Portfolio will establish and maintain with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on the Money Market, Tax Exempt Money Market and Treasury Money Market Funds' ability to maintain a net asset value of $1.00 per share. See "Investment Restrictions."

         MORTGAGE DOLLAR ROLL TRANSACTIONS. The Portfolios for the Short Term Bond Fund and the Bond Fund may engage in mortgage dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan

Mortgage Corporation. In a mortgage dollar roll transaction, the Portfolio sells a mortgage backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee. When the Portfolio enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the Custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Portfolio's investment restrictions.

         LOANS OF PORTFOLIO SECURITIES. Each of the Portfolios may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolios in the normal settlement time, generally five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Portfolio and its respective investors. The Portfolios may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Portfolio will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Portfolio will make any loans in excess of one year. The Portfolios will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Portfolios, the Advisor or the Distributor, unless otherwise permitted by applicable law.

         PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES. The Portfolios for each of the Funds (except the Treasury Money Market Fund) may invest in privately placed, restricted, Rule 144A or other unregistered securities as described in the Prospectus.

         As to illiquid investments, a Portfolio is subject to a risk that should the Portfolio decide to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. Where an illiquid security must be registered under the Securities Act of 1933, as amended (the "1933 Act") before it may be sold, a Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to sell.

         SYNTHETIC VARIABLE RATE INSTRUMENTS. The Portfolios for the Tax Exempt Bond, New York Total Return Bond and Tax Exempt Money Market Funds may invest in certain synthetic variable rate instruments as described in the Prospectus. In the case of some types of instruments credit enhancement is not provided, and if certain events, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond's tax exempt status, occur, then (i) the put will terminate, (ii) the risk to a Fund will be that of holding a long-term bond, and (iii) in the case of the Tax Exempt Money Market Fund, the disposition of the bond may be required which could be at a loss.


QUALITY AND DIVERSIFICATION REQUIREMENTS

         Each of the Funds, except the New York Total Return Bond Fund, intends to meet the diversification requirements of the 1940 Act. To meet these requirements, 75% of the assets of these Funds is subject to the following fundamental limitations: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer, subject to the limitation of any applicable state securities laws, or with respect to the Money Market and Treasury Money Market Funds, as described below. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

         Although the New York Total Return Bond Fund is not limited by the diversification requirements of the 1940 Act, the Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. To meet these requirements, the Fund must diversify its holdings so that, with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. Government at the close of each quarter of the Fund's taxable year. The Fund may with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. Government Securities).

         With respect to the Tax Exempt Money Market and Tax Exempt Bond Funds, for purposes of diversification and concentration under the 1940 Act, identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. With respect to the New York Total Return Bond Fund, for purposes of diversification under the Code and concentration under the 1940 Act, identification of the issuer of municipal bonds or notes also depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which a Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Funds may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See "Investment Restrictions."

         MONEY MARKET FUND. In order to attain the Money Market Fund's objective of maintaining a stable net asset value, the Portfolio for the Money Market Fund will (i) limit its investment in the securities (other than U.S. Government securities) of any one issuer to no more than 5% of its assets, measured at the time of purchase, except for investments held for not more than three business days (subject, however, to the investment restriction No. 4 set forth under "Investment Restrictions" below); and (ii) limit investments to securities that present minimal credit risks and securities (other than U.S. Government securities) that are rated within the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by the only NRSRO that has rated the security. Securities which originally had a maturity of over one year are subject to more complicated, but generally similar rating requirements. A description of illustrative credit ratings is set forth in Appendix A attached to this Statement of Additional Information. The Portfolio may also purchase unrated securities that are of comparable quality to the rated securities described above. Additionally, if the issuer of a particular security has issued other securities of comparable priority and security and which have been rated in accordance with (ii) above, that security will be deemed to have the same rating as such other rated securities.

         In addition, the Board of Trustees has adopted procedures which (i) require the Board of Trustees to approve or ratify purchases by the Portfolio of securities (other than U.S. Government securities) that are rated by only one NRSRO or that are unrated; (ii) require the Portfolio to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of not more than thirteen months; and (iii) require the Portfolio, in the event of certain downgradings of or defaults on portfolio holdings, to dispose of the holding, subject in certain circumstances to a finding by the Trustees that disposing of the holding would not be in the Portfolio's best interest.

         TAX EXEMPT MONEY MARKET FUND. In order to attain the Tax Exempt Money Market Fund's objective of maintaining a stable net asset value, the Portfolio for the Tax Exempt Money Market Fund will limit its investments to securities that present minimal credit risks and securities (other than New York State municipal notes) that are rated within the highest rating assigned to short-term debt securities (or, in the case of New York State municipal notes, within one of the two highest ratings assigned to short-term debt securities) by at least two NRSROs or by the only NRSRO that has rated the security. Securities which originally had a maturity of over one year are subject to more complicated, but generally similar rating requirements. The Portfolio may also purchase unrated securities that are of comparable quality to the rated securities described above. Additionally, if the issuer of a particular security has issued other securities of comparable priority and security and which have been rated in accordance with the criteria described above that security will be deemed to have the same rating as such other rated securities.

         In addition, the Board of Trustees has adopted procedures which (i) require the Portfolio to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of not more than thirteen months and (ii) require the Portfolio, in the event of certain downgrading of or defaults on portfolio holdings, to dispose of the holding, subject in certain circumstances to a finding by the Trustees that disposing of the holding would not be in the Portfolio's best interest.

         The credit quality of variable rate demand notes and other municipal obligations is frequently enhanced by various credit support arrangements with domestic or foreign financial institutions, such as letters of credit, guarantees and insurance, and these arrangements are considered when investment quality is evaluated. The rating of credit-enhanced municipal obligations by a NRSRO may be based primarily or exclusively on the credit support arrangement.

         TREASURY MONEY MARKET FUND. In order to attain its objective of maintaining a stable net asset value, the Treasury Money Market Fund will limit its investments to direct obligations of the U.S. Treasury including Treasury bills, notes and bonds with remaining maturities of thirteen months or less at the time of purchase and will maintain a dollar-weighted average portfolio maturity of not more than 90 days.

         SHORT TERM BOND, BOND, AND DIVERSIFIED FUNDS. The Short Term Bond and Bond Funds, and the fixed income portion of the Diversified Fund, invest principally in a diversified portfolio of "high grade" and "investment grade" securities. Investment grade debt is rated, on the date of investment, within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa, or of Standard & Poor's, currently AAA, AA, A and BBB, while high grade debt is rated, on the date of the investment, within the two highest of such ratings. The Bond Fund may also invest up to 5% of its total assets in securities which are "below investment grade." Such securities must be rated, on the date of investment, Ba by Moody's or BB by Standard & Poor's. The Funds may invest in debt securities which are not rated or other debt securities to which these ratings are not applicable, if in the opinion of the Advisor, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Funds invest in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion.

         TAX EXEMPT BOND FUND. The Tax Exempt Bond Fund invests principally in a diversified portfolio of "high grade" and "investment grade" tax exempt securities. On the date of investment (i) municipal bonds must be rated within the three highest ratings of Moody's, currently Aaa, Aa and A, or of Standard & Poor's, currently AAA, AA, and A, (ii) municipal notes must be rated MIG-1 by Moody's or SP-1 by Standard & Poor's (or, in the case of New York State municipal notes, MIG-1 or MIG-2 by Moody's or SP-1 or SP-2 by Standard & Poor's) and (iii) municipal commercial paper must be rated Prime-1 by Moody's or A-1 by Standard & Poor's or, if not rated by either Moody's or Standard & Poor's, issued by an issuer either (a) having an outstanding debt issue rated A or higher by Moody's or Standard & Poor's or (b) having comparable quality in the opinion of the Advisor. The Fund may invest in other tax exempt securities which are not rated if, in the opinion of the Advisor, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard &

Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion.

         NEW YORK TOTAL RETURN BOND FUND. The New York Total Return Bond Fund invests principally in a diversified portfolio of "investment grade" tax exempt securities. An investment grade bond is rated, on the date of investment within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa or of Standard & Poor's, currently AAA, AA, A and BBB, while high grade debt is rated, on the date of the investment within the two highest of such ratings. Investment grade municipal notes are rated, on the date of investment, MIG-1 or MIG-2 by Standard & Poor's or SP-1 and SP-2 by Moody's. Investment grade municipal commercial paper is rated, on the date of investment, Prime 1 or Prime 2 by Moody's and A-1 or A-2 by Standard & Poor's. The New York Total Return Bond Fund may also invest up to 5% of its total assets in securities which are "below investment grade." Such securities must be rated, on the date of investment, Ba by Moody's or BB by Standard & Poor's. The New York Total Return Bond Fund may invest in debt securities which are not rated or other debt securities to which these ratings are not applicable, if in the opinion of the Advisor, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Fund invests in any taxable commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion.

         EQUITY, CAPITAL APPRECIATION, INTERNATIONAL EQUITY, EMERGING MARKETS EQUITY AND DIVERSIFIED FUNDS. The Equity, Capital Appreciation, International Equity, Emerging Markets Equity and Diversified Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time the Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion. At the time the Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Advisor's opinion.

         In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

OPTIONS AND FUTURES TRANSACTIONS

EXCHANGE TRADED AND OVER-THE-COUNTER OPTIONS. All options purchased or sold by the Portfolios will be traded on a securities exchange or will be purchased or sold by securities dealers (over-the-counter or OTC options) that meet creditworthiness standards approved by the Portfolio's Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Portfolio relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Portfolio purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

         The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, a Portfolio may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolios permitted to enter into futures and options transactions may purchase or sell (write) futures contracts and purchase put and call options, including put and call options on futures contracts. In addition, the Portfolios for the Emerging Markets Equity and Diversified Funds may sell (write) put and call options, including options on futures. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

         Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Portfolio are paid by the Portfolio into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

COMBINED POSITIONS. The Portfolios permitted to purchase and write options may do so in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, certain Portfolios may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Portfolio's current or anticipated investments exactly. A Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and Over-the-Counter Options" above for a discussion of the liquidity of options not traded on an exchange.)

POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Portfolio or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. The Portfolios intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Portfolio can commit assets to initial margin deposits and option premiums. In addition, the Portfolios will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a

Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

RISK MANAGEMENT

         The Portfolios for the New York Total Return Bond, Diversified and Emerging Markets Equity Funds may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Advisor wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Portfolio to purchase futures contracts on long term debt securities. Similarly, if the Advisor wishes to decrease fixed income securities or purchase equities, it could cause the Portfolio to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

SPECIAL FACTORS AFFECTING THE NEW YORK TOTAL RETURN BOND FUND. The New York Total Return Bond Fund intends to invest a high proportion of its assets in municipal obligations of the State of New York and its political subdivisions, municipalities, agencies, instrumentalities and public authorities. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligators of state, municipal and public authority debt obligations to meet their obligations thereunder.

         The fiscal stability of New York State is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

         On July 10, 1995, Standard & Poor's downgraded its rating on

New York city's outstanding general obligation bonds to BBB+ from A-, citing the city's chronic structural budget problems and weak economic outlook. Other factors contributing to Standard & Poor's downgrade include the city's reliance on one-time revenue measures to close annual budget gaps, a dependence on unrealized labor savings, overly optimistic estimates of revenues and of state and federal aid, and the city's continued high debt levels.

         For further information concerning New York municipal obligations, see Appendix B to this Statement of Additional Information. The summary set forth above and in Appendix B is included for the purpose of providing a general description of New York State and New York City credit and financial conditions.
 This summary is based on information from an official statement of New York general obligation municipal obligations and does not purport to be complete.

PORTFOLIO TURNOVER

         Set forth below are the portfolio turnover rates for the Portfolios corresponding to the Funds. A rate of 100% indicates that the equivalent of all of the Portfolio's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.

 THE SHORT TERM BOND PORTFOLIO (SHORT TERM BOND FUND) -- For the fiscal year ended October 31, 1994: 230%.

THE TAX EXEMPT BOND PORTFOLIO (TAX EXEMPT BOND FUND) -- For the fiscal year ended August 31, 1994: 32.57%.

THE NEW YORK TOTAL RETURN BOND PORTFOLIO (NEW YORK TOTAL RETURN BOND FUND) -- For the period April 11, 1994 (commencement of operations) through March 31, 1995: 63%.

THE U.S. FIXED INCOME PORTFOLIO (BOND FUND) -- For the fiscal year ended October 31, 1994: 234%.

THE SELECTED U.S. EQUITY PORTFOLIO (EQUITY FUND) -- For the period July 19, 1993 (commencement of operations) through May 31, 1994: 76%. For the fiscal year ended May 31, 1995: 71%.

THE U.S. SMALL COMPANY PORTFOLIO (CAPITAL APPRECIATION FUND) -- For the period July 19, 1993 (commencement of operations) through May 31, 1994: 97%. For the fiscal year ended May 31, 1995: 75%.

THE NON-U.S. EQUITY PORTFOLIO (INTERNATIONAL EQUITY FUND) -- For the fiscal year ended October 31, 1994: 56%.

 THE EMERGING MARKETS EQUITY PORTFOLIO (EMERGING MARKETS EQUITY FUND) -- For the fiscal year ended October 31, 1994: 27.48%.

THE DIVERSIFIED PORTFOLIO (DIVERSIFIED FUND) -- For the period July 8, 1993 (commencement of operations) through June 30, 1994: 115%. For the fiscal year ended June 30, 1995: 136%.

INVESTMENT RESTRICTIONS

         The investment restrictions of each Fund and its corresponding Portfolio are identical, unless otherwise specified. Accordingly, references below to a Fund also include the Fund's corresponding Portfolio unless the context requires otherwise; similarly, references to a Portfolio also include its corresponding Fund unless the context requires otherwise.

         The investment restrictions below have been adopted by the Trust with respect to each Fund and by each corresponding Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of its corresponding Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

The MONEY MARKET FUND and its corresponding PORTFOLIO may not:

1. Acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid;

2. Enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements;

3. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 10% of the value of the Fund's total assets, taken at cost, at the time of such borrowing. Mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 10% of the value of the Fund's net assets at the time of such borrowing. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund while such borrowings are outstanding. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and shall not apply to reverse repurchase agreements;

4. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund. This limitation shall not apply to issues of the U.S. Government, its agencies or instrumentalities and to permitted investments of up to 25% of the Fund's total assets;

5. Purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of the Fund's total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities, negotiable certificates of deposit, time deposits, and bankers' acceptances of U.S. branches of U.S. banks;

6. Make loans, except through purchasing or holding debt obligations, or entering into repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies (see "Investment Objectives and Policies");

7. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, or commodity contracts or interests in oil, gas, or mineral exploration or development programs. However, the Fund may purchase bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts;

8. Purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

9. Acquire securities of other investment companies, except as permitted by the 1940 Act; or

10.     Act as an underwriter of securities.

The TAX EXEMPT MONEY MARKET FUND and its corresponding PORTFOLIO may not:

1. Borrow money, except from banks for temporary, extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Fund's total assets, taken at cost at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing in amounts up to 10% of the value of the Fund's net assets at the time of such borrowing. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets, provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund's while such borrowings are outstanding. This borrowing provision, for example, facilitates the orderly sale of portfolio securities in the event of abnormally heavy redemption requests or in the event of redemption requests during periods of tight market supply. This provision is not for leveraging purposes;

2. Invest more than 25% of its total assets in securities of governmental units located in any one state, territory, or possession of the United States. The Fund may invest more then 25% of its total assets in industrial development and pollution control obligations whether or not the users of facilities financed by such obligations are in the same industry;1

3. Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of total Fund assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with fewer than three years of operating history;

4. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer, provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. Each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member will be a separate issuer if the security is backed only by the assets and revenues of that issuer. If the security is guaranteed by -------- 1Pursuant to an interpretation of the staff of the SEC, the Fund may not invest more than 25% of its assets in industrial development bonds in projects of similar type or in the same state. The Fund shall comply with this interpretation until such time as it may be modified by the staff or the SEC.

        another entity, the guarantor will be deemed to be the issuer.2 This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Fund's total assets;

5. Make loans, except through the purchase or holding of debt obligations, repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies (see "Investment Objectives and Policies");

6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof except to the extent that securities subject to a demand obligation, stand-by commitments and puts may be purchased (see "Investment Objectives and Policies"); real estate; commodities; commodity contracts; or interests in oil, gas, or mineral exploration or development programs. However, the Fund may purchase municipal bonds, notes or commercial paper secured by interests in real estate;

7. Purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delayed delivery;

8. Acquire securities of other investment companies, except as permitted by the 1940 Act; or

9.      Act as an underwriter of securities.

The TREASURY MONEY MARKET FUND and its corresponding PORTFOLIO may not:

1. Enter into reverse repurchase agreements which together with any other borrowing exceeds in the aggregate one-third of the market value of the Fund's or the Portfolio's total assets, less liabilities other than the obligations created by reverse repurchase agreements;

2. Borrow money (not including reverse repurchase agreements), except from banks for temporary or extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Fund's or the Portfolio's total assets, taken at cost at the time of such borrowing (and provided that such borrowings and reverse repurchase agreements do not exceed in the aggregate one-third of the market value of the Fund's and the Portfolio's total assets less liabilities other than the obligations represented by the bank borrowings and reverse repurchase agreements). Mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts up to 10% of the value of the Fund's or the Portfolio's net assets at the time of such borrowing. The Fund or the Portfolio will not purchase securities while -------- 2For purposes of interpretation of Investment Restriction No. 4 "guaranteed by another entity" includes credit substitutions, such as letters of credit or insurance, unless the Advisor determines that the security meets the Fund's credit standards without regard to the credit substitution.

        borrowings exceed 5% of the Fund's or the Portfolio's total assets, respectively; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund while such borrowings are outstanding. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes;

3. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's or the Portfolio's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund. This limitation also shall not apply to issues of the U.S. Government and repurchase agreements related thereto;

4. Purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of the Fund's or the Portfolio's total assets; provided, however, that the Fund may invest all or part of its assets in an open-end management investment company with the same investment objective and restrictions as the Fund. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities and repurchase agreements related thereto;

5. Make loans, except through purchasing or holding debt obligations, repurchase agreements, or loans of portfolio securities in accordance with the Fund's or the Portfolio's investment objective and policies (see "Investment Objectives and Policies");

6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, or commodity contracts or interests in oil, gas, or mineral exploration or development programs;

7. Purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

8. Acquire securities of other investment companies, except as permitted by the 1940 Act or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of the Fund's assets in an open-end management investment company with the same investment objective and restrictions as the Fund; or

9.      Act as an underwriter of securities.

The SHORT TERM BOND FUND and its corresponding PORTFOLIO may not:

1. Purchase securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the Fund's total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities;

2. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Fund's total assets;

3. Purchase the securities of an issuer if, immediately after such purchase, the Fund owns more than 10% of the outstanding voting securities of such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to permitted investments of up to 25% of the Fund's total assets;

4. Borrow money (not including reverse repurchase agreements), except from banks for temporary or extraordinary or emergency purposes and then only in amounts up to 30% of the value of the Fund's or the Portfolio's total assets, taken at cost at the time of such borrowing (and provided that such borrowings and reverse repurchase agreements do not exceed in the aggregate one-third of the market value of the Fund's and the Portfolio's total assets less liabilities other than the obligations represented by the bank borrowings and reverse repurchase agreements). The Fund will not mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 30% of the value of the Fund's or the Portfolio's net assets at the time of such borrowing. The Fund or the Portfolio will not purchase securities while borrowings exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund's while such borrowings are outstanding. Collateral arrangements for premium and margin payments in connection with the Fund's hedging activities are not deemed to be a pledge of assets;

5. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which the Fund is permitted to incur pursuant to Investment Restriction No. 4 and except that the Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. The Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof;

6. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies;

7. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, or commodity contracts, except for the Fund's interests in hedging activities as described under "Investment Objectives and Policies"; or interests in oil, gas, or mineral exploration or development programs. However, the Fund may purchase securities or commercial paper issued by companies which invest in real estate or interests therein, including real estate investment trusts, and purchase instruments secured by real estate or interests therein;

8. Purchase securities on margin, make short sales of securities, or maintain a short position in securities, except to obtain such short-term credit as necessary for the clearance of purchases and sales of securities; provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities;

9. Acquire securities of other investment companies, except as permitted by the 1940 Act or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of the Fund's assets in an open-end management investment company with the same investment objective and restrictions as the Fund; or

10.     Act as an underwriter of securities.

The BOND FUND and its corresponding PORTFOLIO may not:

1. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 30% of the value of the Fund's total assets, taken at cost at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction No. 8. Mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts up to 30% of the value of the Fund's net assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund's while such borrowings are outstanding. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with the Fund's hedging activities are not deemed to be a pledge of assets;

2. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Fund's total assets;

3. Purchase the securities of an issuer if, immediately after such purchase, the Fund owns more than 10% of the outstanding voting securities of such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to permitted investments of up to 25% of the Fund's total assets;

4. Purchase securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the Fund's total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities;

5. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies;

6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, commodity contracts, except for the Fund's interest in hedging activities as described under "Investment Objectives and Policies"; or interests in oil, gas, or mineral exploration or development programs. However, the Fund may purchase debt obligations secured by interests in real estate or issued by companies which invest in real estate or interests therein including real estate investment trusts;

7. Purchase securities on margin, make short sales of securities, or maintain a short position in securities, except in the course of the Fund's hedging activities, unless at all times when a short position is open the Fund owns an equal amount of such securities, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities;

8. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which the Fund is permitted to incur pursuant to Investment Restriction No. 1 and except that the Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. The Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof;

9. Acquire securities of other investment companies, except as permitted by the 1940 Act; or

10.     Act as an underwriter of securities.

        The TAX EXEMPT BOND FUND and its corresponding PORTFOLIO may not:

1. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Fund's total assets, taken at cost at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts up to 10% of the value of the Fund's net assets at the time of such borrowing. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund's while such borrowings are outstanding. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with the Fund's hedging activities are not deemed to be a pledge of assets;

2. Purchase securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. Each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member will be a separate issuer if the security is backed only by the assets and revenue of that issuer. If the security is guaranteed by another entity, the guarantor will be deemed to be the issuer.1 This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Fund's total assets;

3. Invest more than 25% of its total assets in securities of governmental units located in any one state, territory, or possession of the United States. The Fund may invest more than 25% of its total assets in industrial developments and pollution control obligations whether or not the users of facilities financed by such obligations are in that same industry;2

4. Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of total Fund assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with fewer than three years of operating history (including predecessors);

5. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies (see "Investment Objectives and Policies");

6. Purchase or sell puts, calls, straddles, spreads, or any 1For purposes of interpretation of Investment Restriction No. 2 "guaranteed by another entity" includes credit substitutions, such as letters of credit or insurance, unless the Advisor determines that the security meets the Fund's credit standards without regard to the credit substitution. 2Pursuant to an interpretation of the staff of the SEC, the Fund may not invest more than 25% of its assets in industrial development bonds in projects of similar type or in the same state. The Fund shall comply with this interpretation until such time as it may be modified by the staff of the SEC.

        combination thereof except to the extent that securities subject to a demand obligation, stand-by commitments and puts may be purchased (see "Investment Objectives and Policies"); real estate; commodities; commodity contracts, except for the Fund's interests in hedging activities as described under "Investment Objectives and Policies"; or interests in oil, gas, or mineral exploration or development programs. However, the Fund may purchase municipal bonds, notes or commercial paper secured by interests in real estate;

7. Purchase securities on margin, make short sales of securities, or maintain a short position, except in the course of the Fund's hedging activities, unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities;

8. Issue any senior security, except as appropriate to evidence indebtedness which the Fund is permitted to incur pursuant to Investment Restriction No. 1. The Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof;

9. Acquire securities of other investment companies, except as permitted by the 1940 Act; or

10.     Act as an underwriter of securities.

Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof, are amended or modified, the NEW YORK TOTAL RETURN BOND FUND and its corresponding PORTFOLIO may not:

1. Purchase any security if, as a result, more than 25% of the value of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry. This limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (not for leveraging purposes) and (ii) enter into reverse repurchase agreements for any purpose; provided that
        (i) and (ii) in total do not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time any borrowings come to exceed 33 1/3% of the value of the Fund's total assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 33 1/3% limitation;

3. Make loans to other persons, except through the purchase of debt obligations, loans of portfolio securities, and participation in repurchase agreements;

4. Purchase or sell physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but the Fund may purchase or sell futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) and may enter into foreign currency forward contracts;

5. Purchase or sell real estate, but the Fund may purchase or sell securities that are secured by real estate or issued by companies (including real estate investment trusts) that invest or deal in real estate;

6. Underwrite securities of other issuers, except to the extent the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

7. Issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder; or

8. Notwithstanding any other investment restriction of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Fund.

The DIVERSIFIED FUND and its corresponding PORTFOLIO may not:

1. Purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the Fund's total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities;

2. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or 46 instrumentalities or to permitted investments of up to 25% of the Fund's total assets;

3. Purchase the securities of an issuer if, immediately after such purchase, the Fund owns more than 10% of the outstanding voting securities of such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to permitted investments of up to 25% of the Fund's total assets;

4. Borrow money (not including reverse repurchase agreements), except from banks for temporary or extraordinary or emergency purposes and then only in amounts up to 30% of the value of the Fund's or the Portfolio's total assets, taken at cost at the time of such borrowing (and provided that such borrowings and reverse repurchase agreements do not exceed in the aggregate one-third of the market value of the Fund's and the Portfolio's total assets less liabilities other than the obligations represented by the bank borrowings and reverse repurchase agreements). The Fund will not mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 30% of the value of the Fund's or the Portfolio's net assets at the time of such borrowing. The Fund or the Portfolio will not purchase securities while borrowings exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund's while such borrowings are outstanding. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes. Collateral arrangements for premium and margin payments in connection with the Fund's use of futures contracts and options are not deemed to be a pledge of assets;

5. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which the Fund is permitted to incur pursuant to Investment Restriction No. 4 and except that the Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. The Fund's arrangements in connection with its use of futures contracts and options shall not be considered senior securities for purposes hereof;

6. Make loans, except through the purchase or holding of debt obligations (including privately placed securities), or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies (see "Investment Objectives and Policies");

7. Purchase or sell commodities or commodity contracts, but this restriction shall not prohibit the Fund from purchasing or selling futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or entering into foreign currency forward contracts; or purchase or sell real estate or interests in oil, gas, or mineral exploration or development programs. However, the Fund may purchase securities or commercial paper issued by companies which invest in real estate or interests therein, including real estate investment trusts, and purchase instruments secured by real estate or interests therein;

8. Purchase securities on margin, make short sales of securities, or maintain a short position in securities, except to obtain such short term credit as necessary for the clearance of purchases and sales of securities, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities or to restrict the Fund's use of futures contracts or options;

9. Acquire securities of other investment companies, except as permitted by the 1940 Act or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of the Fund's assets in an open-end management investment company with the same investment objective and restrictions as the Fund; or

10.     Act as an underwriter of securities.

Each of the EQUITY FUND and the CAPITAL APPRECIATION FUND and their corresponding PORTFOLIOS may not:

1. Purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the Fund's total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities;

2. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 10% of the value of the Fund's total assets, taken at cost, at the time of such borrowing. Mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 10% of the value of the Fund's net assets at the time of such borrowing. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund's while such borrowings are outstanding. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes. Collateral arrangements for premium and margin payments in connection with the Fund's hedging activities are not deemed to be a pledge of assets;

3. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to issues of the U.S. Government, its agencies or instrumentalities and to permitted investments of up to 25% of the Fund's total assets;

4. Purchase the securities of an issuer if, immediately after such purchase, the Fund owns more than 10% of the outstanding voting securities of such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's;

5. Make loans, except through the purchase or holding of debt obligations (including privately placed securities), or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies (see "Investment Objectives and Policies");

6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, or commodity contracts, except for the Fund's interests in hedging activities as described under "Investment Objectives and Policies"; or interests in oil, gas, or mineral exploration or development programs. However, the Fund may purchase securities or commercial paper issued by companies which invest in real estate or interests therein, including real estate investment trusts;

7. Purchase securities on margin, make short sales of securities, or maintain a short position, except in the course of the Fund's hedging activities, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities;

8. Acquire securities of other investment companies, except as permitted by the 1940 Act;

9.      Act as an underwriter of securities;

10. Issue any senior security, except as appropriate to evidence indebtedness which the Fund is permitted to incur pursuant to Investment Restriction No. 2. The Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof; or

11. Purchase any equity security if, as a result, the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

The INTERNATIONAL EQUITY FUND and its corresponding PORTFOLIO may not:

1. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 30% of the value of the Fund's net assets at the time of borrowing, and except in connection with reverse repurchase agreements and then only in amounts up to 33 1/3% of the value of the Fund's net assets; or purchase securities while borrowings, including reverse repurchase agreements, exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund's while such borrowings are outstanding. The Fund will not mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 30% of the value of the Fund's net assets at the time of such borrowing;

2. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Fund's total assets;

3. Purchase the securities of an issuer if, immediately after such purchase, the Fund owns more than 10% of the outstanding voting securities of such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to permitted investments of up to 25% of the Fund's total assets;

4. Purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of the value of the Fund's total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities;

5. Make loans, except through the purchase or holding of debt obligations (including restricted securities), or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies, see "Additional Investment Information" in the Prospectus and "Investment Objectives and Policies" in this Statement of Additional Information;

6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real property, including limited partnership interests, commodities, or commodity contracts, except for the Fund's interests in hedging and foreign exchange activities as described under "Additional Investment Information" in the Prospectus; or interests in oil, gas, mineral or other exploration or development programs or leases. However, the Fund may purchase securities or commercial paper issued by companies that invest in real estate or interests therein including real estate investment trusts;

7. Purchase securities on margin, make short sales of securities, or maintain a short position in securities, except to obtain such short-term credit as necessary for the clearance of purchases and sales of securities, provided that this restriction shall not be deemed to apply to the purchase or sale of when-issued securities or delayed delivery securities;

8. Acquire securities of other investment companies, except as permitted by the 1940 Act;

9. Act as an underwriter of securities, except insofar as the Fund may be deemed to be an underwriter under the 1933 Act by virtue of disposing of portfolio securities; or

10. Issue any senior security, except as appropriate to evidence indebtedness which the Fund is permitted to incur pursuant to Investment Restriction No. 1. The Fund's arrangements in connection with its hedging activities as described in "Additional Investment Information" in the Prospectus shall not be considered senior securities for purposes hereof.

        Unless Sections 8(b)(1) and 13(a) of the 1940 Act, or any SEC or SEC staff interpretations thereof, are amended or modified, the EMERGING MARKETS EQUITY FUND and its corresponding PORTFOLIO may not:

1. Purchase any security if, as a result, more than 25% of the value of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry. This limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (not for leveraging purposes) and (ii) enter into reverse repurchase agreements for any purpose; provided that
        (i) and (ii) in total do not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time any borrowings come to exceed 33 1/3% of the value of the Fund's total assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 33 1/3% limitation;

3. With respect to 75% of its total assets, purchase any security if, as a result, (a) more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one issuer; or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. This limitation shall not apply to Government securities (as defined in the 1940 Act);

4. Make loans to other persons, except through the purchase of debt obligations, loans of portfolio securities, and participation in repurchase agreements;

5. Purchase or sell physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but the Fund may purchase or sell futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) and may enter into foreign currency forward contracts;

6. Purchase or sell real estate, but the Fund may purchase or sell securities that are secured by real estate or issued by companies (including real estate investment trusts) that invest or deal in real estate;

7. Underwrite securities of other issuers, except to the extent the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

8. Issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder; and

9. Notwithstanding any other investment restriction of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Fund.


        NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - MONEY MARKET FUND. The investment restriction described below is not a fundamental policy of the Money Market Fund or its corresponding Portfolio and may be changed by their respective Trustees. This non-fundamental investment policy requires that the Money Market Fund and its corresponding Portfolio may not:

        (i) enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.


        NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - TAX EXEMPT MONEY MARKET FUND AND TREASURY MONEY MARKET FUND. The investment restriction described below is not a fundamental policy of these Funds or their corresponding Portfolios and may be changed by their respective Trustees. This non-fundamental investment policy requires that each such Fund may not:

        (i) acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments that are illiquid.

        NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - SHORT TERM BOND FUND, TAX EXEMPT BOND FUND, BOND FUND, EQUITY FUND, CAPITAL APPRECIATION FUND, INTERNATIONAL EQUITY FUND AND DIVERSIFIED FUND. The investment restriction described below is not a fundamental policy of these Funds or their corresponding Portfolios and may be changed by their respective Trustees. This non-fundamental investment policy requires that each such Fund may not:

        (i) acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the

        Fund's total assets would be in investments that are illiquid.

        NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - NEW YORK TOTAL RETURN BOND FUND. The investment restrictions described below are not fundamental policies of the New York Total Return Bond Fund and its corresponding Portfolio and may be changed by their Trustees. These non-fundamental investment policies require that the New York Total Return Bond Fund and its corresponding Portfolio may not:

        (i) Acquire securities of other investment companies, except as permitted by the 1940 Act or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange;

        (ii) Acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's total assets would be in investments that are illiquid;

        (iii) Sell any security short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold or unless it covers such short sales as required by the current rules or positions of the SEC or its staff. Transactions in futures contracts and options shall not constitute selling securities short; or

        (iv) Purchase securities on margin, but the Fund may obtain such short term credits as may be necessary for the clearance of transactions.

        NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - INTERNATIONAL EQUITY FUND AND DIVERSIFIED FUND. The investment restrictions described below are not fundamental policies of these Funds or their corresponding Portfolios and may be changed by their respective Trustees. These non-fundamental investment policies require that each such Fund may not:

        (i) purchase any equity security if, as a result, the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years;

        (ii) invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange, to the extent permitted by applicable state securities laws; or

        (iii) invest in any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer of the Investment Advisor, if after the Portfolio's purchase of the securities of such issuer, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

        NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - EQUITY FUND AND CAPITAL APPRECIATION FUND. The investment restrictions described below are not fundamental policies of these Funds or their corresponding Portfolios and may be changed by their respective Trustees. These non-fundamental investment policies require that each such Fund may not:

        (i) invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange, to the extent permitted by applicable state securities laws; or

        (ii) invest in any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer of the Investment Advisor, if after the Portfolio's purchase of the securities of such issuer, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

        NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - EQUITY FUND, CAPITAL APPRECIATION FUND AND DIVERSIFIED FUND. The investment restrictions described below are not fundamental policies of these Funds or their corresponding Portfolios and may be changed by their respective Trustees. These non-fundamental investment policies require that each such Fund may not:

        (i) invest in real estate limited partnership interests; or

        (ii) invest in oil, gas or other mineral leases.

        NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - EMERGING MARKETS
EQUITY FUND. The investment restrictions described below are not fundamental policies of the Emerging Markets Equity Fund and its corresponding Portfolio and may be changed by their Trustees. These non-fundamental investment policies require that the Emerging Markets Equity Fund and its corresponding Portfolio may not:

        (i) Acquire securities of other investment companies, except as permitted by the 1940 Act or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange;

        (ii) Acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's total assets would be in investments that are illiquid;

        (iii) Purchase any security if, as a result, the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years;

        (iv) Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange, to the extent permitted by applicable state securities laws;

        (v) Sell any security short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold or unless it covers such short sales as required by the current rules or positions of the SEC or its staff. Transactions in futures contracts and options shall not constitute selling securities short;

        (vi) Purchase securities on margin, but the Fund may obtain such short term credits as may be necessary for the clearance of transactions;

        (vii) Purchase or retain securities of any issuer if, to the knowledge of the Fund, any of the Fund's officers or Trustees or any officer of the Portfolio's investment adviser individually owns more than 1/2 of 1% of the issuer's outstanding securities and such persons owning more than 1/2 of 1% of such securities together beneficially own more than 5% of such securities, all taken at market; or

        (viii) Invest in real estate limited partnerships or purchase interests in oil, gas or mineral exploration or development programs or leases.

        ALL FUNDS. There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

TRUSTEES AND OFFICERS

        The Trustees of the Trust, who are also the Trustees of each of the Portfolios, their business addresses, and their principal occupations during the past five years are set forth below.

TRUSTEES

        FREDERICK S. ADDY--Trustee; Retired; Executive Vice President and Chief Financial Officer from January 1990 to April 1994, Amoco Corporation; Director, Ensearch Corp. (natural gas), since 1994. His address is 19129 RR 2147 W. Horseshoe Bay, TX 78654.

        WILLIAM G. BURNS--Trustee; Retired; Limited Partner, Galen Partners L.P. and Vice Chairman, Galen Associates, since 1990; Chief Executive Officer, Galen Associates and General Partner, Galen Partners L.P., until 1991. His address is 4241 S.W. Parkgate Blvd., Palm City, FL 34990.

        ARTHUR C. ESCHENLAUER--Trustee; Retired; Senior Vice President, Morgan Guaranty Trust Company of New York until 1987. His address is 14 Alta Vista Drive, RD #2, Princeton, NJ 08540.

        MATTHEW HEALEY (*)--Trustee; Chairman and Chief Executive Officer, The Pierpont Funds and The JPM Institutional Funds; Chairman, Pierpont Group, Inc., since 1989; Chairman and Chief Executive Officer, Execution Services, Inc. until October 1991. His address is Pine Tree Club Estates, 10286 Saint Andrew Road, Boynton Beach, FL 33436.

        MICHAEL P. MALLARDI--Trustee; Senior Vice President, Capital Cities/ABC, Inc., President, Broadcast Group, since 1986. His address is 77 West 66th Street, New York, NY 10017. (*) Mr. Healey is an "interested person" of the Trust and each Portfolio as that term is defined in the 1940 Act.

        The Trustees of the Trust are the same as the Trustees of each of the Portfolios. In accordance with applicable state requirements, a majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, each of the Portfolios and The JPM Institutional Funds, up to and including creating a separate board of trustees.

         Each Trustee is paid an annual fee as follows for serving as Trustee of the Trust, each of the Portfolios, The Series Portfolio and The JPM Institutional Funds, and is reimbursed for expenses incurred in connection with service as a Trustee. The compensation paid to the Trustees in calendar 1994 is set forth below. The Trustees may hold various other directorships unrelated to these funds


                                       AGGREGATE             PENSION OR                                    TOTAL COMPENSATION FROM
                                       COMPENSATION          RETIREMENT                                    THE PORTFOLIO, THE JPM
                                       FROM THE              BENEFITS                ESTIMATED             INSTITUTIONAL FUND AND
                                       PORTFOLIO             ACCRUED AS PART         ANNUAL BENEFITS       THE PIERPONT FUNDS PAID
                                       DURING 1994           OF FUND EXPENSES        UPON RETIREMENT       TO TRUSTEES DURING 1994
                                       -----------           ----------------        ---------------       -----------------------

Frederick S. Addy, Trustee             $21,721               None                    None                  $55,000

William G. Burns, Trustee              $21,721               None                    None                  $55,000

Arthur C. Eschenlauer, Trustee         $21,721               None                    None                  $55,000

Matthew Healey, Trustee(*),            $21,721               None                    None                  $55,000
  Chairman and Chief Executive
  Officer

Michael P. Mallardi, Trustee           $21,721               None                    None                  $55,000


(*) During 1994, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $130,000, contributed $19,500 to a defined contribution plan on his behalf and paid $20,000 in insurance premiums for his benefit.

         As of April 1, 1995 the annual fee paid to each Trustee for serving as a Trustee of the Trust, each of the Portfolios, The Series Portfolio and The JPM Institutional Funds was adjusted to $65,000.

         The Trustees, in addition to reviewing actions of the Trust's and the Portfolios' various service providers, decide upon matters of general policy. On January 15, 1994 each of the Portfolios and the Trust entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolios and the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for The Pierpont Family of Funds, and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust and the Portfolios have agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. These costs are periodically reviewed by the Trustees.

         The aggregate fees paid to Pierpont Group, Inc. by each Fund and its corresponding Portfolio during their respective fiscal years completed after January 15, 1994 are set forth below:

MONEY MARKET FUND -- For the fiscal year ended November 30, 1994: $302,195. THE MONEY MARKET PORTFOLIO -- For the fiscal year ended November 30, 1994:
$246,089.

TAX EXEMPT MONEY MARKET FUND -- For the fiscal year ended August 31, 1994:
$175,737.
THE TAX EXEMPT MONEY MARKET PORTFOLIO -- For the fiscal year ended August 31, 1994: $79,046.

TREASURY MONEY MARKET FUND -- For the fiscal year ended October 31, 1994:
$16,086.
THE TREASURY MONEY MARKET PORTFOLIO -- For the fiscal year ended October 31, 1994: $17,104.

SHORT TERM BOND -- For the fiscal year ended October 31, 1994: $952.
THE SHORT TERM BOND PORTFOLIO -- For the fiscal year ended October 31, 1994:
$4,545.

TAX EXEMPT BOND FUND -- For the fiscal year ended August 31, 1994: $80,810. THE TAX EXEMPT BOND PORTFOLIO -- For the fiscal year ended August 31, 1994:
$35,243.

NEW YORK TOTAL RETURN BOND FUND -- For the period April 11, 1994 through March 31, 1995: $2,847.
THE NEW YORK TOTAL RETURN BOND PORTFOLIO -- For the period April 11, 1994 through March 31, 1995: $4,140.

BOND FUND -- For the fiscal year ended October 31, 1994: $15,491.
THE U.S. FIXED INCOME PORTFOLIO -- For the fiscal year ended October 31, 1994:
$23,028.

 EQUITY FUND -- For the period July 19, 1993 through May 31, 1994: $48,660. For the fiscal year ended May 31, 1995: $25,316.
THE SELECTED U.S. EQUITY PORTFOLIO -- For the period July 19, 1993 through May 31, 1994: $20,385. For the fiscal year ended May 31, 1995: $52,948

CAPITAL APPRECIATION FUND -- For the period July 19, 1993 through May 31, 1994:
$47,244. For the fiscal year ended May 31, 1995: $19,612.
THE U.S. SMALL COMPANY PORTFOLIO -- For the period July 19, 1993 through May 31, 1994: $33,435. For the fiscal year ended May 31, 1995: $62,256.

INTERNATIONAL EQUITY FUND -- For the fiscal year ended October 31, 1994:
$27,503.

THE NON-U.S. EQUITY PORTFOLIO -- For the fiscal year ended October 31, 1994:
$32,512.

EMERGING MARKETS EQUITY FUND -- For the fiscal year ended October 31, 1994:
$4,331.
THE EMERGING MARKETS EQUITY PORTFOLIO -- For the fiscal year ended October 31, 1994: $42,764.

 DIVERSIFIED FUND -- For the period July 8, 1993 through June 30, 1994: $247. For the fiscal year ended June 30, 1995: $1,437.
THE DIVERSIFIED PORTFOLIO -- For the period July 8, 1993 through June 30, 1994:
$3,434. For the fiscal year ended June 30, 1995: $11,702.

         The Trust's and Portfolios' executive officers (listed below), other than the Chief Executive Officer, are provided and compensated by Signature Broker-Dealer Services, Inc. ("SBDS"), a wholly owned subsidiary of Signature Financial Group, Inc. ("Signature"). The officers conduct and supervise the business operations of the Trust and the Portfolios. The Trust and the Portfolios have no employees.

OFFICERS

         The officers of the Trust and the Portfolios and their principal occupations during the past five years are set forth below. Unless otherwise specified, each officer holds the same position with the Trust and each Portfolio. The business address of each of the officers unless otherwise noted is Signature Broker-Dealer Services, Inc., 6 St. James Avenue, Boston, Massachusetts 02116.

         MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, Inc., since 1989; Chairman and Chief Executive Officer, Execution Services, Inc. until October 1991. His address is Pine Tree Club Estates, 10286 Saint Andrew Road, Boynton Beach, FL 33436.

         PHILIP W. COOLIDGE; President; Chairman, Chief Executive Officer and President, Signature since December 1988 and SBDS since April 1989.

          DAVID G. DANIELSON; Assistant Treasurer; Assistant Manager, Signature since May 1991; Graduate Student, Northeastern University from April 1990 to March 1991.

         LINDA T. GIBSON; Assistant Secretary; Legal Counsel and Assistant Secretary, Signature since June 1991; Assistant Secretary, SBDS since November 1992; law student, Boston University School of Law prior to May 1992.

         JAMES E. HOOLAHAN; Vice President; Senior Vice President, Signature since December 1989.

         SUSAN JAKUBOSKI; Assistant Secretary and Assistant Treasurer of the Portfolios only; Manager and Senior Fund Administrator, SFG and Signature (Cayman) (since August 1994); Assistant Treasurer, SBDS (since September 1994); Fund Compliance Administrator, Concord Financial Group, Inc. (from November 1990 to August 1994); Senior Fund Accountant, Neuberger & Berman Management Incorporated (since prior to 1990). Her address is P.O. Box 2494, Elizabethan Square, George Town, Grand Cayman, Cayman Islands, B.W.I.

         JAMES S. LELKO; Assistant Treasurer; Assistant Manager, Signature since January 1993; Senior Tax Compliance Accountant, Putnam Companies since prior to December 1992.

         THOMAS M. LENZ; Assistant Secretary; Vice President and Associate General Counsel, Signature since November 1989; Assistant Secretary, SBDS since February 1991.

         MOLLY S. MUGLER; Assistant Secretary; Legal Counsel and Assistant Secretary, Signature since December 1988; Assistant Secretary, SBDS since April 1989.

         ANDRES E. SALDANA; Assistant Secretary; Legal Counsel and Assistant Secretary, Signature since November 1992; Assistant Secretary, SBDS since September 1993; Attorney, Ropes & Gray from September 1990 to November 1992.

         DANIEL E. SHEA; Assistant Treasurer; Assistant Manager of Fund Administration, Signature since November 1993; Supervisor and Senior Technical Advisor, Putnam Investments since prior to 1990.

          Messrs. Coolidge, Danielson, Hoolahan, Lelko, Lenz, Saldana and Shea and Mss. Gibson, Mugler and Jakuboski hold similar positions for other investment companies for which SBDS or an affiliate serves as principal underwriter.

INVESTMENT ADVISOR

         The investment advisor to the Portfolios is Morgan Guaranty Trust Company of New York, a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), a bank holding company organized under the laws of the State of Delaware. Morgan, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.

         J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of $165 billion (of which the Advisor advises over $26 billion).

         J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

         The basis of Morgan's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 100 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt, Melbourne and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 300 capital market researchers, portfolio managers and traders. The conclusions of the equity analysts' fundamental research is quantified into a set of projected returns for individual companies through the use of a dividend discount model. These returns are projected for 2 to 5 years to enable analysts to take a longer term view. These returns, or normalized earnings, are used to establish relative values among stocks in each industrial sector. These values may not be the same as the markets' current valuations of these companies. This provides the basis for ranking the attractiveness of the companies in an industry according to five distinct quintiles or rankings. This ranking is one of the factors considered in determining the stocks purchased and sold in each sector. The Advisor's fixed income investment process is based on analysis of real rates, sector diversification and quantitative and credit analysis.

         The investment advisory services the Advisor provides to the Portfolios are not exclusive under the terms of the Advisory Agreements. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the

Portfolios. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Portfolios. See "Portfolio Transactions."

         Sector weightings are generally similar to a fund's benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmarks for the Portfolios in which the Funds invest are currently: The Money Market Portfolio and The Treasury Money Market Portfolio--IBC/Donoghue's Money Fund Average; The Tax Exempt Money Market Portfolio--IBC/Donoghue's Tax Exempt Money Fund Average; The Short Term Bond Portfolio--Merrill Lynch 1-3 Year Treasury Index; The U.S. Fixed Income Portfolio--Salomon Brothers Broad Investment Grade Bond Index; The Tax Exempt Bond Portfolio--Lehman Brothers Quality Intermediate Municipal Bond Index; The New York Total Return Bond Portfolio--Lehman Brothers 1-15 Year Municipal Bond Index; The Selected U.S. Equity Portfolio--S&P 500 Index; The U.S. Small Company Portfolio--Russell 2500 Index; The Non-U.S. Equity Portfolio--EAFE Index; The Emerging Markets Equity Portfolio--IFC Emerging Markets Index; The Diversified Portfolio--diversified benchmark (52% S&P 500, 35% Salomon Brothers Broad Investment Grade Bond, 3% Russell 2000 and 10% EAFE indexes).

         J.P. Morgan Investment Management Inc., a wholly-owned subsidiary of J.P. Morgan, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, which manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which the Advisor serves as trustee. J.P. Morgan Investment Management Inc. advises the Advisor on investment of the commingled pension trust funds.

         The Portfolios are managed by officers of the Advisor who, in acting for their customers, including the Portfolios, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of J.P. Morgan Investment Management Inc. See "Portfolio Transactions" below for a description of services provided to the Portfolios by J.P. Morgan Investment Management Inc.

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Advisory Agreements, the Portfolio corresponding to each Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rates of each Portfolio's average daily net assets shown below.

MONEY MARKET: 0.20% of net assets up to $1 billion and 0.10% of net assets in excess of $1 billion

TAX EXEMPT MONEY MARKET: 0.20% of net assets up to $1 billion and 0.10% of net assets in excess of $1 billion

TREASURY MONEY MARKET: 0.20% of net assets up to $1 billion and 0.10% of net assets in excess of $1 billion

SHORT TERM BOND:  0.25%

U.S. FIXED INCOME:  0.30%

TAX EXEMPT BOND:  0.30%

NEW YORK TOTAL RETURN BOND:  0.30%

SELECTED U.S. EQUITY:  0.40%

U.S. SMALL COMPANY:  0.60%

NON-U.S. EQUITY:  0.60%

EMERGING MARKETS EQUITY:  1.00%

DIVERSIFIED:  0.55%

         Below are set forth for the predecessor of each Fund listed below (for the indicated fiscal years) the advisory fees, net of fee waivers and reimbursements, paid by the Fund (expressed as an aggregate amount of the Fund's average daily net assets) and the advisory fees waived or reimbursed by Morgan for the Fund (expressed as an aggregate amount), in each case prior to such Fund's reorganization. See "Expenses" in the Prospectus and below for applicable expense limitations.

Money Market: Nov. 1993 - net amount paid: $2,244,381; amount waived: $0. Money Market: Nov. 1992 - net amount paid: $3,999,028; amount waived: $0.

Tax Exempt Money Market: Aug. 1993 - net amount paid: $1,688,141; amount waived:
$0.
Tax Exempt Money Market: Aug. 1992 - net amount paid: $1,905,283; amount waived:
$0.

Bond: Oct. 1993 - net amount paid: $149,804; amount waived: $25,312.
Bond: Oct. 1992 - net amount paid: $129,227; amount waived: $60,229.

Tax Exempt Bond: Aug. 1993 - net amount paid: $1,035,734; amount waived: $0. Tax Exempt Bond: Aug. 1992 - net amount paid: $930,500; amount waived: $0.

Equity: May 1993 - net amount paid: $485,214; amount waived: $51,158.

 Capital Appreciation: May 1993 - net amount paid: $434,662; amount waived: $29,585.

 International Equity: May 1993 - net amount paid: $359,813; amount waived: $27,018.
International Equity: May 1992 - net amount paid: $95,439; amount waived:
$82,266.

         Below are set forth for each Fund listed the advisory fees paid by its corresponding Portfolio to Morgan following the Fund's reorganization or commencement of operations and its corresponding Portfolio's commencement of operations. See "Expenses" in the Prospectus and below for applicable expense limitations.

THE MONEY MARKET PORTFOLIO (Money Market Fund) -- For the period July 12, 1993 (commencement of operations) through November 30, 1993: $1,370,552. For the fiscal year ended November 30, 1994: $3,423,576.

THE TAX EXEMPT MONEY MARKET PORTFOLIO (Tax Exempt Money Market Fund) -- For the period July 12, 1993 (commencement of operations) through August 31, 1993:
$271,454. For the fiscal year ended August 31, 1994: $2,021,476.

THE TREASURY MONEY MARKET PORTFOLIO (Treasury Money Market Fund) -- For the period January 4, 1993 (commencement of operations) through October 31, 1993:
$93,370. For the fiscal year ended October 31, 1994: $339,521.

THE SHORT TERM BOND PORTFOLIO (Short Term Bond Fund) -- For the period July 8, 1993 (commencement of operations) through October 31, 1993: $10,427. For the fiscal year ended October 31, 1994: $113,379.

THE U.S. FIXED INCOME PORTFOLIO (Bond Fund) -- For the period July 12, 1993 (commencement of operations) through October 31, 1993: $119,488. For the fiscal year ended October 31, 1994: $699,081.

THE TAX EXEMPT BOND PORTFOLIO (Tax Exempt Bond Fund) -- For the period July 12, 1993 (commencement of operations) through August 31, 1993: $200,272. For the fiscal year ended August 31, 1994: $1,383,986.

THE NEW YORK TOTAL RETURN BOND PORTFOLIO (New York Total Return Bond Fund) -- For the period April 11, 1994 (commencement of operations) through March 31, 1995: $120,281.

 THE SELECTED U.S. EQUITY PORTFOLIO (Equity Fund) -- For the period July 19, 1993 (commencement of operations) through May 31, 1994: $1,263,048. For the fiscal year ended May 31, 1995: $2,025,936.

THE U.S. SMALL COMPANY PORTFOLIO (Capital Appreciation Fund) -- For the period July 19, 1993 (commencement of operations) through May 31, 1994: $2,912,670. For the fiscal year ended May 31, 1995: $3,514,331.

THE NON-U.S. EQUITY PORTFOLIO (International Equity Fund) -- For the period October 4, 1993 (commencement of operations) through October 31, 1993: $78,550. For the fiscal year ended October 31, 1994: $1,911,202.

THE EMERGING MARKETS EQUITY PORTFOLIO (Emerging Markets Equity Fund) -- For the period November 15, 1993 (commencement of operations) through October 31, 1994:
$4,122,465.

 THE DIVERSIFIED PORTFOLIO (Diversified Fund) -- For the period December 15, 1993 (commencement of operations) through June 30, 1994: $197,026. For the fiscal year ended June 30, 1995: $663,000.

         The Investment Advisory Agreements provide that they will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Administrator and Distributor" below. Each of the Investment Advisory Agreements will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Portfolio. See "Additional Information."

         The Glass-Steagall Act and other applicable laws generally prohibit banks such as Morgan from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. Morgan believes that it may perform the services for the Portfolios contemplated by the Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. However, it is possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent Morgan from continuing to perform such services for the Portfolios.

         If Morgan were prohibited from acting as investment advisor to any Portfolio, it is expected that the Trustees of the Portfolio would recommend to investors that they approve the Portfolio's entering into a new investment advisory agreement with another qualified investment advisor selected by the Trustees.

         Morgan also receives compensation from the Fund as shareholder servicing agent (see "Shareholder Servicing").

ADMINISTRATOR AND DISTRIBUTOR

         SBDS serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for each Fund's shares. In that capacity, SBDS has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and SBDS. The Distribution Agreement shall continue in effect with respect to each Fund for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information", in any case without payment of any penalty on not more than 60 days' nor less than 30 days' written notice to the other party. The principal offices of SBDS are located at 6 St. James Avenue, Boston, Massachusetts 02116.

         SBDS also serves as the Trust's and the Portfolios' Administrator and in that capacity administers and manages all aspects of the Funds' and the Portfolios' day-to-day operations subject to the supervision of the Trustees, except as set forth under Investment Advisor, Services Agent, Custodian, and Shareholder Services. In connection with its responsibilities as Administrator, SBDS (i) furnishes ordinary clerical and related services for day-to-day operations including certain record keeping responsibilities; (ii) takes responsibility for compliance with all applicable federal and state securities and other regulatory requirements including, without limitation, preparing and mailing and filing (but not paying for) registration statements, prospectuses, statements of additional information, and proxy statements and all required reports to the Trust's shareholders, the SEC, the Secretary of The Commonwealth of Massachusetts, and state securities commissions (but not the Trust's federal and state tax returns); (iii) is responsible for the registration of sufficient Fund shares under federal and state securities laws; (iv) takes responsibility for monitoring each Fund's status as a regulated investment company under the Code; and (v) performs such administrative and managerial oversight of the activities of the Trust's and the Portfolios' custodian and transfer agent as the Trustees may direct from time to time.

         Under the Trust's Administration Agreement, the annual administration fee rate is calculated based on the aggregate daily net assets of The Pierpont Funds, as well as The JPM Institutional Funds and The JPM Advisor Funds, which are two other families of mutual funds investing in the Portfolios. The fee rate is calculated daily in accordance with the following schedule: 0.040% of the first $1 billion of these funds' aggregate daily net assets, 0.032% of the next $2 billion of these funds' aggregate daily net assets, 0.024% of the next $2 billion of these funds' aggregate daily net assets and 0.016% of these funds' aggregate daily net assets in excess of $5 billion. This fee rate is then applied to the net assets of each Fund. The Administrator may voluntarily waive a portion of its fees.

         Under the Portfolios' Administration Agreements, the annual administration fee rate is calculated based on the aggregate average daily net assets of the Portfolios, as well as all of the other portfolios in which series of The Pierpont Funds and The JPM Advisor Funds invest. The fee rate is calculated daily in accordance with the following schedule: 0.010% of the first $1 billion of these Portfolios' aggregate daily net assets, 0.008% of the next $2 billion of these Portfolios' aggregate daily net assets, 0.006% of the next $2 billion of these Portfolios' aggregate daily net assets and 0.004% of these Portfolios' aggregate daily net assets in excess of $5 billion. This fee rate is then applied to the net assets of each Portfolio. The Administrator may voluntarily waive a portion of its fees.

         Below are set forth for each Fund listed and its corresponding Portfolio the administrative fees paid to the Administrator for the fiscal periods indicated following each Fund's reorganization or commencement of operations and its corresponding Portfolio's commencement of operations. See "Expenses" in the Prospectus and below for applicable expense limitations.

THE MONEY MARKET PORTFOLIO -- For the period July 12, 1993 (commencement of operations) through November 30, 1993: $32,869. For the fiscal year ended November 30, 1994: $165,519.

MONEY MARKET FUND -- For the period July 12, 1993 (commencement of operations) through November 30, 1993: $341,591. For the fiscal year ended November 30, 1994: $631,683.

THE TAX EXEMPT MONEY MARKET PORTFOLIO -- For the period July 12, 1993 (commencement of operations) through August 31, 1993: $0. For the fiscal year ended August 31, 1994: $62,565.

TAX EXEMPT MONEY MARKET FUND -- For the period July 12, 1993 (commencement of operations) through August 31, 1993: $51,665. For the fiscal year ended August 31, 1994: $306,768.

THE TREASURY MONEY MARKET PORTFOLIO -- For the period January 4, 1993 (commencement of operations) through October 31, 1993: $677. For the fiscal year ended October 31, 1994: $11,777.

TREASURY MONEY MARKET FUND -- For the period January 4, 1993 (commencement of operations) through October 31, 1993: $17,014. For the fiscal year ended October 31, 1994: $32,587.

THE SHORT TERM BOND PORTFOLIO -- For the period July 8, 1993 (commencement of operations) through October 31, 1993: $210. For the fiscal year ended October 31, 1994: $3,149.

SHORT TERM BOND FUND -- For the period July 8, 1993 (commencement of operations) through October 31, 1993: $272. For the fiscal year ended October 31, 1994:
$1,839.

THE U.S. FIXED INCOME PORTFOLIO -- For the period July 12, 1993 (commencement of operations) through October 31, 1993: $950. For the fiscal year ended October 31, 1994: $16,107.

BOND FUND -- For the period July 12, 1993 (commencement of operations) through October 31, 1993: $10,804. For the fiscal year ended October 31, 1994: $30,915.

THE TAX EXEMPT BOND PORTFOLIO -- For the period July 12, 1993 (commencement of operations) through August 31, 1993: $0. For the fiscal year ended August 31, 1994: $28,345.

TAX EXEMPT BOND FUND -- For the period July 12, 1993 (commencement of operations) through August 31, 1993: $25,780. For the fiscal year ended August 31, 1994: $137,890.

THE NEW YORK TOTAL RETURN BOND PORTFOLIO -- For the period April

11, 1994 (commencement of operations) through March 31, 1995: $2,563.

NEW YORK TOTAL RETURN BOND FUND -- For the period April 11, 1994 (commencement of operations) through March 31, 1995: $7,716.

THE SELECTED U.S. EQUITY PORTFOLIO -- For the period July 19, 1993 (commencement of operations) through May 31, 1994: $19,348. For the fiscal year ended May
31, 1995: $32,670.

EQUITY FUND -- For the period July 19, 1993 (commencement of operations) through May 31, 1994: $78,201. For the fiscal year ended May 31, 1995: $61,903.

THE U.S. SMALL COMPANY PORTFOLIO -- For the period July 19, 1993 (commencement of operations) through May 31, 1994: $30,420. For the fiscal year ended May 31, 1995: $38,215.

CAPITAL APPRECIATION FUND -- For the period July 19, 1993 (commencement of operations) through May 31, 1994: $75,401. For the fiscal year ended May 31, 1995: $51,087.

THE NON-U.S. EQUITY PORTFOLIO -- For the period October 4, 1993 (commencement of operations) through October 31, 1993: $1,005. For the fiscal year ended October 31, 1994: $22,024.

INTERNATIONAL EQUITY FUND -- For the period October 4, 1993 (commencement of operations) through October 31, 1993: $3,988. For the fiscal year ended October 31, 1994: $55,782.

THE EMERGING MARKETS EQUITY PORTFOLIO -- For the period November 15, 1993 (commencement of operations) through October 31, 1994: $30,828.

EMERGING MARKETS EQUITY FUND -- For the period November 15, 1993 (commencement of operations) through October 31, 1994: $11,373.

 THE DIVERSIFIED PORTFOLIO -- For the period December 15, 1993 (commencement of operations) through June 30, 1994: $2,423. For the fiscal year ended June 30, 1995: $7,770.

DIVERSIFIED FUND -- For the period December 15, 1993 (commencement of operations) through June 30, 1994: $638. For the fiscal year ended June 30, 1995: $3,660.

         The Administration Agreements may be renewed or amended by the respective Trustees without a shareholder vote. The Administration Agreements are terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or the Portfolios, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Administrator may subcontract for the performance of its obligations under the Administration Agreements only if the

Trustees approve such subcontract and find the subcontracting party to be qualified to perform the obligations sought to be subcontracted, provided, however, that unless the Trust or the Portfolios, as applicable, expressly agrees in writing, the Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions.

SERVICES AGENT


         The Trust, on behalf of each Fund, and the Portfolios entered into Financial and Fund Accounting Services Agreements (the "Services Agreements") with Morgan pursuant to which Morgan was responsible for certain financial and fund accounting services provided to each Fund and each Portfolio. The services to be provided by Morgan under these agreements included, but were not limited to, monitoring the fund and shareholder accounting activities of the Custodian; assisting the Administrator in preparing tax returns, reviewing financial reports, coordinating annual audits, assisting in the development of budgets, overseeing preparation of tax information for Fund shareholders; monitoring the fund accounting activities and daily partnership allocation; and providing other related services.

         Effective September 1, 1995, the Services Agreements terminated. As a result, Morgan will no longer assume the annual costs of certain expenses incurred by each Fund and its corresponding Portfolio, although Morgan will continue to provide financial and fund accounting services to each Fund and its corresponding Portfolio without charging a fee for such services. It is not expected that there will be any material change in the expense ratio of any of the Funds .

         Below are set forth for each Fund listed and its corresponding Portfolio the fees paid to Morgan, net of fee waivers and reimbursements, under the Financial and Fund Accounting Services Agreements prior to their termination, for the fiscal periods indicated following each Fund's reorganization or commencement of operations and its corresponding Portfolio's commencement of operations. See "Expenses" in the Prospectus and below for applicable expense limitations.


THE MONEY MARKET PORTFOLIO -- For the period July 12, 1993 (commencement of operations) through November 30, 1993: $193,980. For the fiscal year ended November 30, 1994: $385,012.

MONEY MARKET FUND -- For the period July 12, 1993 (commencement of operations) through November 30, 1993: $(86,373)*. For the fiscal year ended November 30, 1994: $(92,422)*.

THE TAX EXEMPT MONEY MARKET PORTFOLIO -- For the period July 12, 1993 (commencement of operations) through August 31, 1993: $(5,756)*. For the fiscal year ended August 31, 1994: $153,204.

TAX EXEMPT MONEY MARKET FUND -- For the period July 12, 1993 (commencement of operations) through August 31, 1993: $(24,092)*. For the fiscal year ended August 31, 1994: $(98,653)*.

THE TREASURY MONEY MARKET PORTFOLIO -- For the period January 4, 1993 (commencement of operations) through October 31, 1993: $(30,702)*. For the fiscal year ended October 31, 1994: $(13,844)*.

TREASURY MONEY MARKET FUND -- For the period January 4, 1993 (commencement of operations) through October 31, 1993: $(74,904)*. For the fiscal year ended October 31, 1994: $(98,377)*.

THE SHORT TERM BOND PORTFOLIO -- For the period July 8, 1993 (commencement of operations) through October 31, 1993: $(39,290)*. For the fiscal year ended October 31, 1994: $(22,054)*.

SHORT TERM BOND FUND -- For the period July 8, 1993 (commencement of operations) through October 31, 1993: $(22,474)*. For the fiscal year ended October 31, 1994: $(75,727)*.

THE U.S. FIXED INCOME PORTFOLIO -- For the period July 12, 1993 (commencement of operations) through October 31, 1993: $7,691. For the fiscal year ended October 31, 1994: $140,493.

BOND FUND -- For the period July 12, 1993 (commencement of operations) through October 31, 1993: $(20,885)*. For the fiscal year ended October 31, 1994:
$(9,177)*.

THE TAX EXEMPT BOND PORTFOLIO -- For the period July 12, 1993 (commencement of operations) through August 31, 1993: $(1,816)*. For the fiscal year ended August 31, 1994: $210,795.

TAX EXEMPT BOND FUND -- For the period July 12, 1993 (commencement of operations) through August 31, 1993: $13,305. For the fiscal year ended August 31, 1994: $179,891.

THE NEW YORK TOTAL RETURN BOND PORTFOLIO -- For the period April 11, 1994 (commencement of operations) through March 31, 1995: $(11,830)*.

THE NEW YORK TOTAL RETURN BOND FUND -- For the Period April 11, 1994 (commencement of operations) through March 31, 1995: $(37,934)*.

 THE SELECTED U.S. EQUITY PORTFOLIO -- For the period July 19, 1993 (commencement of operations) through May 31, 1994: $155,348. For the fiscal year ended May 31, 1995: $236,537.

EQUITY FUND -- For the period July 19, 1993 (commencement of operations) through May 31, 1994: $113,959. For the fiscal year ended May 31, 1995: $126,738.

THE U.S. SMALL COMPANY PORTFOLIO -- For the period July 19, 1993 (commencement of operations) through May 31, 1994: $203,764. For the fiscal year ended May 31, 1995: $241,373.

CAPITAL APPRECIATION FUND -- For the period July 19, 1993 (commencement of operations) through May 31, 1994: $72,970. For the fiscal year ended May 31, 1995: $108,015.

THE NON-U.S. EQUITY PORTFOLIO -- For the period October 4, 1993 (commencement of operations) through October 31, 1993: $(22,160)*. For the fiscal year ended October 31, 1994: $327,569.

INTERNATIONAL EQUITY FUND -- For the period October 4, 1993 (commencement of operations) through October 31, 1993: $(46,370)*. For the fiscal year ended October 31, 1994: $223,806.

THE EMERGING MARKETS EQUITY PORTFOLIO -- For the period November 15, 1993 (commencement of operations) through October 31, 1994: $347,925.

EMERGING MARKETS EQUITY FUND -- For the period November 15, 1993 (commencement of operations) through October 31, 1994: $(37,902)*.

THE DIVERSIFIED PORTFOLIO -- For the period December 15, 1993 (commencement of operations) through June 30, 1994: $(17,807)*. For the fiscal year ended June 30, 1995: $63,153.

DIVERSIFIED FUND -- For the period December 15, 1993 (commencement of operations) through June 30, 1994: $(66,127)*.
------------------------------------ (*) Indicates a reimbursement by Morgan for expenses in excess of its fees under a Financial and Fund Accounting Services Agreement. No fees were paid for the fiscal period.

CUSTODIAN

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02101, serves as the Trust's and each of the Portfolio's Custodian and Transfer and Dividend Disbursing Agent. Pursuant to the Custodian Contract with each of the Portfolios, it is responsible for maintaining the books and records of portfolio transactions and holding portfolio securities and cash. In addition, the Custodian has entered into subcustodian agreements on behalf of the Portfolios for the Tax Exempt Money Market, Tax Exempt Bond and New York Total Return Bond Funds with Bankers Trust Company for the purpose of holding TENR Notes and with Bank of New York and Chemical Bank, N.A. for the purpose of holding certain variable rate demand notes. In the case of foreign assets held outside the United States, the Custodian employs various subcustodians who were approved by the Trustees of the Portfolios in accordance with the regulations of the SEC. The Custodian maintains portfolio transaction records. As Transfer Agent and Dividend Disbursing Agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

         The Trust on behalf of each of the Funds has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of an Eligible Institution. Under this agreement, Morgan is responsible for performing shareholder account administrative and servicing functions, which includes but is not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

         Under the Shareholder Servicing Agreement, each Fund has agreed to pay Morgan for these services a fee at the following annual rates (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent): Money Market and Treasury Money Market Funds, 0.18% of average daily net assets up to $1.5 billion and 0.15% of such assets thereafter; Tax Exempt Money Market Fund, 0.21%; Short Term Bond, Bond, Tax Exempt Bond and New York Total Return Bond Funds, 0.18%; Equity, Capital Appreciation, International Equity, Emerging Markets Equity and Diversified Funds, 0.25%. Morgan acts as shareholder servicing agent for all shareholders.

         Below are set forth for each Fund listed the shareholder servicing fees paid by each Fund to Morgan, net of fee waivers and reimbursements, for the fiscal periods indicated following each Fund's reorganization or commencement of operations. See "Expenses" in the Prospectus and below for applicable expense limitations.

MONEY MARKET FUND -- For the period July 12, 1993 (commencement of operations) through November 30, 1993: $1,628,914. For the fiscal year ended November 30, 1994: $3,701,260.

TAX EXEMPT MONEY MARKET FUND -- For the period July 12, 1993 (commencement of operations) through August 31, 1993: $278,665. For the fiscal year ended August 31, 1994: $2,121,421.

TREASURY MONEY MARKET FUND -- For the period January 4, 1993 (commencement of operations) through October 31, 1993: $71,617. For the fiscal year ended October 31, 1994: $200,453.

SHORT TERM BOND FUND -- For the period July 8, 1993 (commencement of operations) through October 31, 1993: $1,437. For the fiscal year ended October 31, 1994:
$11,275.

BOND FUND -- For the period July 12, 1993 (commencement of operations) through October 31, 1993: $53,352. For the fiscal year ended October 31, 1994: $189,959.

TAX EXEMPT BOND FUND -- For the period July 12, 1993 (commencement of operations) through August 31, 1993: $119,828. For the fiscal year ended August 31, 1994: $816,408.

NEW YORK TOTAL RETURN BOND FUND -- For the period April 11, 1994 (commencement of operations) through March 31, 1995: $49,958.

 EQUITY FUND -- For the period July 19, 1993 (commencement of operations) through May 31, 1994: $506,629. For the fiscal year ended May 31, 1995:
$598,644.

CAPITAL APPRECIATION FUND -- For the period July 19, 1993 (commencement of operations) through May 31, 1994: $491,556. For the fiscal year ended May 31, 1995: $456,271.

INTERNATIONAL EQUITY FUND -- For the period October 4, 1993 (commencement of operations) through October 31, 1993: $32,604. For the fiscal year ended October 31, 1994: $476,339.

EMERGING MARKETS EQUITY FUND -- For the period November 15, 1993 (commencement of operations) through October 31, 1994: $92,084.

 DIVERSIFIED FUND -- For the period December 15, 1993 (commencement of operations) through June 30, 1994: $5,411. For the fiscal year ended June 30, 1995: $36,552.

         As discussed under "Investment Advisor", the Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement and providing financial and accounting services to the Funds and the Portfolios under the Financial and Fund Accounting Services Agreements and in acting as Advisor to the Portfolios under the Investment Advisory Agreements, may raise issues under these laws. However, Morgan believes that it may properly perform these services and the other activities described in the Prospectus without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

         If Morgan were prohibited from providing any of the services under the Shareholder Servicing and Financial and Fund Accounting Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Funds or the Portfolios might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust and the Portfolios are Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036. Price Waterhouse LLP conducts an annual audit of the financial statements of each of the Funds and the Portfolios, assists in the preparation and/or review of each of the Fund's and the Portfolio's federal and state income tax returns and consults with the Funds and the Portfolios as to matters of accounting and federal and state income taxation. The independent auditors of the predecessors of the Money Market, Tax Exempt Money Market, Bond, Tax Exempt Bond, Equity, Capital Appreciation and International Equity Funds were Ernst & Young LLP, 787 7th Avenue, New York, New York 10019.

EXPENSES

         In addition to the fees payable to Pierpont Group, Inc., Morgan and SBDS under various agreements discussed under Trustees and Officers, Investment Advisor, Administrator and Distributor and Shareholder Servicing above, the Fund and the Portfolio are responsible for certain usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, and extraordinary expenses applicable to the Fund or the Portfolio. For the Fund, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and registration fees under state securities laws. For the Portfolio, such expenses also include applicable registration fees under foreign securities laws, custodian fees and brokerage expenses . Under fee arrangements prior to September 1, 1995 that included fees for financial and fund accounting services, Morgan as Services Agent was responsible for reimbursements to the Trust and the Portfolio for SBDS's fees as Administrator and the usual and customary expenses described above (excluding organization and extraordinary expenses, custodian fees and brokerage expenses).


         Morgan has agreed that if in any fiscal year the sum of any Fund's expenses exceeds the limits set by applicable regulations of state securities commissions, the fees payable by the Fund to Morgan for that year shall be reduced as specified by agreement with the Trust on behalf of the Fund. Currently, Morgan believes that the most restrictive expense limitation of state securities commissions limits expenses to 2.5% of the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1.5% of such net assets in excess of $100 million for any fiscal year. For additional information regarding waivers or expense subsidies, see "Management of the Trust and the Portfolio(s)" in the Prospectus.

         The Administrator paid the organization expenses and expenses incurred in the initial offering of shares of the Trust.


PURCHASE OF SHARES

         Investors may open Fund accounts and purchase shares as described in the Prospectus under "Purchase of Shares." References in the Prospectus and this Statement of Additional Information to customers of Morgan or an Eligible Institution include customers of their affiliates and references to transactions by customers with Morgan or an Eligible Institution include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of a Fund may make transactions in shares of a Fund.

         Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in are valued by the method described in Net Asset Value as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of Morgan, appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over the counter market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

         Prospective investors may purchase shares with the assistance of an Eligible Institution, and the Eligible Institution may charge the investor a fee for this service and other services it provides to its customers.

REDEMPTION OF SHARES

         Investors may redeem shares as described in the Prospectus under "Redemption of Shares." Shareholders redeeming shares of the Money Market, Tax Exempt Money Market or Treasury Money

Market Funds should be aware that these Funds attempt to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that they will be able to continue to do so, and in that case the net asset value of the Funds' shares might deviate from $1.00 per share. Accordingly, a redemption request might result in payment of a dollar amount which differs from the number of shares redeemed. See "Net Asset Value" in the Prospectus and below.


         If the Trust on behalf of a Fund and its corresponding Portfolio determine that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust on behalf of all of the Funds and their corresponding Portfolios have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Funds and the corresponding Portfolios are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the corresponding Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolios have advised the Trust that the Portfolios will not redeem in kind except in circumstances in which a Fund is permitted to redeem in kind.

         FURTHER REDEMPTION INFORMATION. The Trust, on behalf of a Fund, and the Portfolios reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

EXCHANGE OF SHARES

         An investor may exchange shares from any Pierpont Fund into any other Pierpont Fund or JPM Institutional Fund, as described under "Exchange of Shares" in the Prospectus. For complete information, the Prospectus as it relates to the Fund into which a transfer is being made should be read prior to the transfer.

Requests for exchange are made in the same manner as requests for redemptions. See "Redemption of Shares." Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

         Each Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectus.

         Net investment income of the Money Market, Tax Exempt Money Market and Treasury Money Market Funds consists of accrued interest or discount and amortized premium, less the accrued expenses of the Fund applicable to that dividend period including the fees payable to Morgan. See "Net Asset Value."

         Determination of the net income for Money Market, Tax Exempt Money Market, Treasury Money Market, Short Term Bond, Bond, Tax Exempt Bond and New York Total Return Bond Funds is made at the times described in the Prospectus; in addition, net investment income for days other than business days is determined at the time net asset value is determined on the prior business day.

NET ASSET VALUE

         Each of the Funds computes its net asset value once daily on Monday through Friday as described under "Net Asset Value" in the Prospectus. The net asset value will not be computed on a day in which no orders to purchase or redeem Fund shares have been received or on the day the following legal holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Funds and the Portfolios would expect to close for purchases and redemptions at the same time. The days on which net asset value is determined are the Funds' business days.

         The net asset value of each Fund is equal to the value of the Fund's investment in its corresponding Portfolio (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Portfolios corresponding to each Fund in valuing their assets.

         MONEY MARKET, TAX EXEMPT MONEY MARKET AND TREASURY MONEY MARKET FUNDS. In the case of the Portfolios for the Money Market, Tax Exempt Money Market and Treasury Money Market Funds, all portfolio securities are valued by the amortized cost method.

 The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of the Fund of $1.00. No assurances can be given that this goal can be attained. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If a difference of more than 1/2 of 1% occurs between valuation based on the amortized cost method and valuation based on market value, the Trustees will take steps necessary to reduce such deviation, such as changing the Fund's dividend policy, shortening the average portfolio maturity, realizing gains or losses, or reducing the number of outstanding Fund shares. Any reduction of outstanding shares will be effected by having each shareholder contribute to a Fund's capital the necessary shares on a PRO RATA basis. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Funds. See "Taxes."

         BOND, TAX EXEMPT BOND, NEW YORK TOTAL RETURN BOND, SHORT TERM BOND AND DIVERSIFIED FUNDS. In the case of the Bond, Tax Exempt Bond, New York Total Return Bond and Short Term Bond Funds, and the fixed income portion of the Diversified Fund, portfolio securities with a maturity of 60 days or more, including securities that are listed on an exchange or traded over the counter, are valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange or, in the absence of recorded sales, at the readily available closing bid price on such exchange or at the quoted bid price in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by the Portfolio's independent pricing service, such securities are priced in accordance with procedures adopted by the Trustees. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Because of the large number of municipal bond issues outstanding and the varying maturity dates, coupons and risk factors applicable to each issuer's books, no readily available market quotations exist for most municipal securities.

         Trading in securities in most foreign markets is normally completed before trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when a Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

         EQUITY, CAPITAL APPRECIATION, INTERNATIONAL EQUITY, EMERGING MARKETS EQUITY AND DIVERSIFIED FUNDS. In the case of the Equity Portfolios, the value of investments listed on a domestic securities exchange, other than options on stock indexes, is based on the last sale prices on the New York Stock Exchange at 4:00 P.M. or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates available at the time of valuation.

         Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 P.M., New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 P.M., New York time. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

         Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of securities occur between the time when the exchange on which they are traded closes and the time when a Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

         From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Current performance information for the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See "Additional Information" in the Prospectus.

         YIELD QUOTATIONS. As required by regulations of the SEC, current yield for the Money Market, Tax Exempt Money Market and Treasury Money Market Funds is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period, dividing the net change in account value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield for the Money Market, Tax Exempt Money Market and Treasury Money Market Funds is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares. In the case of the Tax Exempt Money Market Fund, the tax equivalent yield is computed by first computing the yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal income tax purposes is determined. This portion of the yield is then divided by one minus the stated assumed federal income tax rate for individuals and then added to the portion of the yield that is not attributable to securities, the income of which was not tax exempt.

         As required by regulations of the SEC, the annualized yield for the Bond, Tax Exempt Bond, New York Total Return Bond and Short Term Bond Funds is computed by dividing each Fund's net investment income per share earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described under "Additional Information" in the Prospectus.
         Historical performance for periods prior to the establishment of the Money Market, Tax Exempt Money Market, Bond, and Tax Exempt Bond Funds will be that of the respective predecessor free-standing fund and will be presented in accordance with applicable SEC staff interpretations.

         Below is set forth historical yield information for the Funds or their predecessors for the periods indicated:

MONEY MARKET FUND (5/31/95): 7-day current yield: 5.72%; 7-day effective yield:
5.88%.

TAX EXEMPT MONEY MARKET FUND (2/28/95): 7-day current yield: 3.56%; 7-day Tax equivalent yield at 39% tax rate: 5.84%; 7-day effective yield: 3.62%.

TREASURY MONEY MARKET FUND (4/30/95): 7-day current yield: 5.67%; 7-day effective yield: 5.83%.

SHORT TERM BOND FUND (4/30/95): 30-day yield: 5.93%.

BOND FUND (4/30/95): 30-day yield: 6.87%.

TAX EXEMPT BOND FUND (2/28/95): 30-day yield: 4.94%; 30-day tax equivalent yield at 39% tax rate: 8.10%.

NEW YORK TOTAL RETURN BOND FUND (3/31/95): 30-day yield: 4.98%; 30-day tax equivalent yield at 39% tax rate: 8.16%.

         TOTAL RETURN QUOTATIONS. As required by regulations of the SEC, the annualized total return of the Bond, Tax Exempt Bond, New York Total Return Bond, Short Term Bond, Equity, Capital Appreciation, International Equity, Emerging Markets Equity and Diversified Funds for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

         Historical performance information for periods prior to the establishment of the Bond, Tax Exempt Bond, Equity, Capital Appreciation and International Equity Funds will be that of the respective predecessor free-standing fund and will be presented in accordance with applicable SEC staff interpretations.

         Below is set forth historical return information for the Funds or their predecessors for the periods indicated:

MONEY MARKET FUND (5/31/95): Average annual total return, 1 year: 5.05%; average annual total return, 5 years: 4.74%; average annual total return, 10 years: 6.08%; aggregate total return, 1 year: 5.05%; aggregate total return, 5 years: 25.88%; aggregate total return, 10 years: 80.44%.

TAX EXEMPT MONEY MARKET FUND (2/28/95): Average annual total return, 1 year:
2.74%; Average annual total return, 5 years: 3.32%; average annual total return, 10 years: 4.13; aggregate total return, 1 year: 2.74%; aggregate total return, 5 years: 17.74%; aggregate total return, 10 years: 49.89%.

 TREASURY MONEY MARKET FUND (4/30/95): Average annual total return, 1 year:
4.71%; average annual total return, 5 years: N/A; average annual total return, commencement of operations(*) to period end: 3.55%; aggregate total return, 1 year: 4.71%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations(*) to period end: 8.17%.

SHORT TERM BOND FUND (4/30/95): Average annual total return, 1 year: 5.33%; average annual total return, 5 years: N/A; average annual total return, commencement of operations(*) to period end: 3.16%; aggregate total return, 1 year: 5.33%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations(*) to period end: 5.60%.

BOND FUND (4/30/95): Average annual total return, 1 year: 6.57%; average annual total return, 5 years: 8.23%; average annual total return, commencement of operations(*) to period end: 7.79%; aggregate total return, 1 year: 6.51%; aggregate total return, 5 years: 48.50%; aggregate total return, commencement of operations(*) to period end: 70.12%.

TAX EXEMPT BOND FUND (2/28/95): Average annual total return, 1 year: 2.57%; average annual total return, 5 years: 7.08%; average annual total return, 10 years: 8.03%; aggregate total return, 1 year: 2.57%; aggregate total return, 5 years: 40.78%; aggregate total return, 10 years: 116.49%.

NEW YORK TOTAL RETURN BOND FUND (3/31/95): Average annual total return, 1 year:
N/A; average annual total return, 5 years: N/A; average annual total return, commencement of operations(*) to period end: 5.26%; aggregate total return, 1 year: N/A; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations(*) to period end: 5.26%.

DIVERSIFIED FUND (6/30/95): Average annual total return, 1 year: 17.08%; average annual total return, 5 years: N/A; average annual total return, commencement of operations(*) to period end: 9.25%; aggregate total return, 1 year: 17.08% ; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations(*) to period end: 16.74%.

EQUITY FUND (5/31/95): Average annual total return, 1 year: 15.11%; average annual total return, 5 years: 12.58%; average annual total return, commencement of operations(*) to period end: 14.26%; aggregate total return, 1 year: 15.11%; aggregate total return, 5 years: 80.84%; aggregate total return, commencement of operations(*) to period end: 275.07]%.

CAPITAL APPRECIATION FUND (5/31/95): Average annual total return, 1 year:
12.28%; average annual total return, 5 years: 9.25%; average annual total return, commencement of operations(*) to period end: 11.98%; aggregate total return, 1 year: 12.28%; aggregate total return, 5 years: 55.63%; aggregate total return, commencement of operations(*) to period end: 207.12%.

INTERNATIONAL EQUITY FUND (4/30/95): Average annual total return, 1 year: 0.32%; average annual total return, 5 years: N/A; average annual total return, commencement of operations(*) to period end: 3.85%; aggregate total return, 1 year: 0.32%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations(*) to period end: 20.41%.

EMERGING MARKETS EQUITY FUND (4/30/95): Average annual total return, 1 year:
(9.73)%; average annual total return, 5 years: N/A; average annual total return, commencement of operations(*) to period end: (2.98)%; aggregate total return, 1 year: (9.73)%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations(*) to period end: (4.20)%.

-------------------------------------
* The Treasury Money Market, Short Term
Bond, Bond, New York Total Return Bond, Diversified, Equity, Capital Appreciation, International Equity, and Emerging Markets Equity Funds commenced operations on January 4, 1993, July 8, 1993, March 11, 1988, April 1, 1994, December 15, 1993, June 27, 1985, June 27, 1985, June 1, 1990, November 15,
1993, respectively.

         GENERAL. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Comparative performance information may be used from time to time in advertising the Funds' shares, including data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the S&P 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Frank Russell Indexes, The EAFE Index, The IFC-JPM Emerging Markets Index and other industry publications. The Money Market and Treasury Money Market Funds may compare their performance to IBC/Donoghue's Money Market fund average and the Tax Exempt Money Market Fund may compare its performance to IBC/Donoghue's Tax Free Money Market fund average, respectively.

         In order to illustrate the benefits of balanced investing across asset classes over longer periods of time, the Diversified Fund may use performance data that will be based on the return of, as appropriate, the S&P 500 Index, the Salomon Broad Investment Grade Bond Index, the Frank Russell 2000 and 2500 Indexes, and the EAFE Index. The quoted performance will illustrate what results could have been achieved had the Fund invested specified percentages of the Fund's assets in classes of securities that would have produced a return equal to the relevant index over the time period at issue.

         From time to time, the Funds may quote performance in terms of yield, actual distributions, total return, or capital appreciation in reports, sales literature, and advertisements published by the Funds. Current performance information for the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See "Additional Information" in the Prospectus.

PORTFOLIO TRANSACTIONS

         J.P. Morgan Investment Management Inc., acting as agent for Morgan, places orders for all Portfolios for all purchases and sales of portfolio securities. Morgan enters into repurchase agreements and reverse repurchase agreements and executes loans of portfolio securities on behalf of all the Portfolios. See "Investment Objectives and Policies."

         Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         MONEY MARKET, TAX EXEMPT MONEY MARKET, TREASURY MONEY MARKET, BOND, SHORT TERM BOND, TAX EXEMPT BOND AND NEW YORK TOTAL RETURN BOND FUNDS. Portfolio transactions for the Portfolios corresponding to the Money Market, Tax Exempt Money Market, Treasury Money Market, Bond, Short Term Bond, Tax Exempt Bond and New York Total Return Bond Funds will be undertaken principally to accomplish a Portfolio's objective in relation to expected movements in the general level of interest rates. The Portfolios corresponding to the Money Market, Treasury Money Market, Bond, Tax Exempt Bond, New York Total Return Bond and Short Term Bond Funds may engage in short-term trading consistent with their objectives. The Tax Exempt Money Market Portfolio will not seek profits through short-term trading, but the Portfolio may dispose of any portfolio security prior to its maturity if it believes such disposition is appropriate even if this action realizes profits or losses.

         In connection with portfolio transactions for the Portfolios, J.P. Morgan Investment Management Inc. intends to seek best price and execution on a competitive basis for both purchases and sales of securities.

         The Portfolios corresponding to the Money Market, Tax Exempt Money Market and Treasury Money Market Funds have a policy of investing only in securities with maturities of less than thirteen months, which policy will result in high portfolio turnovers. The Portfolio corresponding to the Short Term Bond Fund has a policy of maintaining a short duration, which policy will also result in a high portfolio turnover. Since brokerage commissions are not normally paid on investments which the Portfolios make, turnover resulting from such investments should not adversely affect the net asset value or net income of the Portfolios.

         EQUITY, CAPITAL APPRECIATION, INTERNATIONAL EQUITY, EMERGING MARKETS EQUITY AND DIVERSIFIED FUNDS. In connection with portfolio transactions for the Equity Portfolios, the overriding objective is to obtain the best possible execution of purchase and sale orders.

         In selecting a broker, J.P. Morgan Investment Management Inc. considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, J.P. Morgan Investment Management Inc. decides that the broker chosen will provide the best possible execution. J.P. Morgan Investment Management Inc. and Morgan monitor the reasonableness of the brokerage commissions paid in light of the execution received. The Trustees of each Portfolio review regularly the reasonableness of commissions and other transaction costs incurred by the Portfolios in light of facts and circumstances deemed relevant from time to time, and, in that connection, will receive reports from the Advisor and published data concerning transaction costs incurred by institutional investors generally. Research services provided by brokers to which J.P. Morgan Investment Management Inc. has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Advisor's clients and not solely or necessarily for the benefit of an individual Portfolio. The Advisor believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Portfolios do not reduce their fee to the Advisor by any amount that might be attributable to the value of such services.

         The Portfolios or their predecessors corresponding to the Equity, Capital Appreciation, International Equity, Emerging Markets Equity and Diversified Funds paid the following approximate brokerage commissions for the indicated fiscal years:

 DIVERSIFIED FUND (June): 1995: $145,589; 1994: $78,737; 1993: N/A.

EQUITY FUND (May): 1995: $1,179,132; 1994: $744,676; 1993: $293,698.

CAPITAL APPRECIATION FUND (May): 1995: $1,217,016; 1994: $1,760,320; 1993:
$142,310.

INTERNATIONAL EQUITY FUND (October): 1994: $1,413,238; 1993: $639,000; 1992:
$157,000.

EMERGING MARKETS EQUITY FUND (October): 1994: $1,262,905; 1993: N/A; 1992: N/A.

         The increases in brokerage commissions reflected above were due to increased portfolio activity and an increase in net investments by shareholders in a Portfolio or its predecessor.

         Subject to the overriding objective of obtaining the best possible execution of orders, J.P. Morgan Investment Management Inc. may allocate a portion of a Portfolio's brokerage transactions to affiliates of Morgan. In order for affiliates of Morgan to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trustees of each Portfolio, including a majority of the Trustees who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

         Portfolio securities will not be purchased from or through or sold to or through the Portfolios' Administrator, Distributor or Advisor or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Advisor when such entities are acting as principals, except to the extent permitted by law. In addition, the Portfolios will not purchase securities during the existence of any underwriting group relating thereto of which the Advisor or an affiliate of the Advisor is a member, except to the extent permitted by law.

         On those occasions when Morgan deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers including other Portfolios, J.P. Morgan Investment Management Inc. to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by J.P. Morgan Investment Management Inc. in the manner it considers to be most equitable and consistent with Morgan's fiduciary obligations to a Portfolio. In some instances, this procedure might adversely affect a Portfolio.

         If a Portfolio that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Portfolio will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Portfolio may write may be affected by options written by the Advisor for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

MASSACHUSETTS TRUST

         The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

         Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

         No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

         The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.

         The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

         The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest.
See "Massachusetts Trust."

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). To date shares of the twelve series described in this Statement of Additional Information have been authorized and are available for sale to the public. Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

         The shareholders of the Trust are entitled to a full vote for each full share held and to a fractional vote for each fractional share. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, PROVIDED, HOWEVER, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

         The Trustees have authorized the issuance and sale to the public of shares of twelve series of the Trust. The Trustees have no current intention to create any classes within the initial series or any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

         For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares" in the Prospectus.


         As of September 3, 1995, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of:

         Short Term Bond Fund--Estate of A. Marek (7%), Barnett Newman Foundation (5%), S. P. Marshall and E. F. Waller Trust B (7%), E.C. Chang 15%); Morgan as Agent for L. H. Johnson IRA (21%);

         Bond Fund--B. Spitzer (9%); Boston & Co. (8%);

         New York Total Return Bond Fund-- J. Simon PAAS account (7%), M. Barron (9%); and

         Diversified Fund--Wheels, Inc. 401K Retirement Savings Plan (8%), Gantrade Corporation Retirement Plan (7%); E.S. Gordon Company 401K (7%), New York Zoological Society d/b/a Wildlife Conservation Society (9%), S. Ginkel (7%).


         Unless otherwise noted, the address of each owner listed above is c/o Morgan, 9 West 57th Street, New York, New York 10019. As of the date of this Statement of Additional Information, the officers and Trustees as a group owned less than 1% of the shares of each Fund.

TAXES

         Each Fund qualifies and intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; (b) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) held less than three months, or foreign currencies (or options, futures or forward contracts on foreign currencies), but only if such currencies (or options, futures or forward contracts on foreign currencies) are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities,investments in other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities). As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed.

         Under the Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.


         The Tax Exempt Money Market, Tax Exempt Bond and New York Total Return Bond Funds intend to qualify to pay exempt-interest dividends to their respective shareholders by having, at the close of each quarter of their respective taxable years, at least 50% of the value of their respective total assets consist of tax exempt securities. An exempt-interest dividend is that part of dividend distributions made by the Funds which consists of interest received by the Funds on tax exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from the Funds, other than the alternative minimum tax under certain circumstances. In view of each Fund's investment policies, it is expected that a substantial portion of all dividends will be exempt-interest dividends, although the Funds may from time to time realize and distribute net short-term capital gains and may invest limited amounts in taxable securities under certain circumstances. See "Investment Objective(s) and Policies" in the Prospectus.

         Distributions of net investment income and realized net short-term capital gains in excess of net long-term capital losses (other than exempt interest dividends) are generally taxable to shareholders of the Funds as ordinary income whether such distributions are taken in cash or reinvested in additional shares. The Equity, Capital Appreciation and Diversified Funds expect that a portion of these distributions to corporate shareholders will be eligible for the dividends-received deduction. Distributions to corporate shareholders of the Money Market, Tax Exempt Money Market, Treasury Money Market, Tax Exempt Bond, New York Total Return Bond, Bond, Short Term Bond, International Equity and Emerging Markets Equity Funds are not eligible for the dividends received deduction. Distributions of net long-term capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to shareholders of a Fund as long-term capital gains, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. See "Taxes" in the Prospectus for a discussion of the federal income tax treatment of any gain or loss realized on the redemption or exchange of a Fund's shares. Additionally, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund.

         To maintain a constant $1.00 per share net asset value, the Trustees of the Money Market, Tax Exempt Money Market and Treasury Money Market Funds may direct that the number of outstanding shares be reduced pro rata. If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses. The adjustment may result in a shareholder having more dividend income than net income in his account for a period. When the number of outstanding shares of a Fund is reduced, the shareholder's basis in the shares of the Fund may be adjusted to reflect the difference between taxable income and net dividends actually distributed. This difference may be realized as a capital loss when the shares are liquidated. See "Net Asset Value."

         Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put is acquired or a call option is written thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.

         Under the Code, gains or losses attributable to disposition of foreign currency or to foreign currency contracts, or to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Portfolio, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

         Forward currency contracts, options and futures contracts entered into by a Portfolio may create "straddles" for U.S.

federal income tax purposes and this may affect the character and timing of gains or losses realized by the Portfolio on forward currency contracts, options and futures contracts or on the underlying securities. Straddles may also result in the loss of the holding period of underlying securities for purposes of the 30% of gross income test described above, and therefore, a Portfolio's ability to enter into forward currency contracts, options and futures contracts may be limited.

         Certain options, futures and foreign currency contracts held by a Portfolio at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Portfolio has held such options or futures. Any gain or loss recognized on foreign currency contracts will be treated as ordinary income.

         The Equity Portfolios may invest in Equity Securities of foreign issuers. If a Portfolio purchases shares in certain foreign investment funds (referred to as passive foreign investment companies ("PFICs") under the Code), the Portfolio may be subject to federal income tax on a portion of an "excess distribution" from such foreign investment fund or gain from the disposition of such shares, even though such income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on a Fund or its shareholders in respect of unpaid taxes arising from such distributions or gains. Alternatively, a Fund may each year include in its income and distribute to shareholders a pro rata portion of the foreign investment fund's income, whether or not distributed to the Fund.

         Pursuant to proposed regulations, open-end regulated investment companies such as the Portfolios would be entitled to elect to mark to market their stock in certain PFICs. Marking to market in this context means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each PFIC's stock over the owner's adjusted basis in that stock (including mark to market gains of a prior year for which an election was in effect).

         FOREIGN SHAREHOLDERS. Dividends of net investment income and distributions of realized net short-term gains in excess of net long-term losses to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net long term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

         In the case of a foreign shareholder who is a nonresident alien individual and who is not otherwise subject to withholding as described above, a Fund may be required to withhold U.S. federal income tax at the rate of 31% unless IRS Form W-8 is provided. See "Taxes" in the Prospectus. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

         FOREIGN TAXES. It is expected that the Equity, Capital Appreciation, International Equity, Emerging Markets Equity and Diversified Funds may be subject to foreign withholding taxes with respect to income received from sources within foreign countries. In the case of the International Equity and Emerging Markets Equity Funds, so long as more than 50% in value of the total assets of the Fund's corresponding Portfolio at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders. These Funds will make such an election only if they deem it to be in the best interest of their respective shareholders. The Funds will notify their respective shareholders in writing each year if they make the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If a Fund makes the election, each shareholder will be required to include in his income his proportionate share of the amount of foreign income taxes paid by the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if he itemizes deductions, a deduction for his share of the foreign income taxes in computing federal income tax liability. (No deduction will be permitted in computing an individual's alternative minimum tax liability.) A shareholder who is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income.

For this purpose, the portion of dividends and distributions paid by each of the International Equity and Emerging Markets Equity Funds from its foreign source net investment income will be treated as foreign source income. Each of these Funds' gains and losses from the sale of securities will generally be treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the International Equity and Emerging Markets Equity Funds.

         STATE AND LOCAL TAXES. Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         OTHER TAXATION. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Portfolios are organized as New York trusts. The Portfolios are not subject to any federal income taxation or income or franchise tax in the State of New York or The Commonwealth of Massachusetts. The investment by a Fund in its corresponding Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

ADDITIONAL INFORMATION

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Portfolio's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities, whichever is less.

         Telephone calls to the Funds, Morgan or Eligible Institutions as shareholder servicing agent may be tape recorded.
 With respect to the securities offered hereby, this Statement of Additional Information and the Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the Trust's and the

Portfolios' Registration Statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington D.C.

         Statements contained in this Statement of Additional Information and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Pierpont Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

         Each of The Pierpont Funds' current reports to shareholders filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder are hereby incorporated herein by reference. A copy of each such report will be provided, without charge, to each person receiving this Statement of Additional Information.


 JPM466

APPENDIX A
DESCRIPTION OF SECURITY RATINGS


STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

AAA - Debt rated AAA has the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB is regarded as having less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

SHORT-TERM TAX-EXEMPT NOTES

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

CORPORATE AND MUNICIPAL BONDS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

- Leading market positions in well established industries.

- High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection. - Broad margins in earnings coverage of fixed financial charges and high internal cash generation. - Well established access to a range of financial markets and assured sources of alternate liquidity.

SHORT-TERM TAX EXEMPT NOTES

MIG-1 - The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.


 JPM466

APPENDIX B

ADDITIONAL INFORMATION CONCERNING NEW YORK MUNICIPAL OBLIGATIONS

         The following information is a summary of special factors affecting investments in New York municipal obligations. It does not purport to be a complete description and is based on information from the Annual Information Statement of the State of New York dated June 23, 1995.

GENERAL

         New York (the "State") is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location, air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. The State has a declining proportion of its work force engaged in manufacturing and an increasing proportion engaged in service industries. This transition reflects a national trend.

         The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. New York City (the "City") has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

         Although industry and commerce are broadly spread across the State, particular activities are concentrated in the following areas: Westchester County -- headquarters for several major corporations; Buffalo -- diverse manufacturing base; Rochester -- manufacture of photographic and optical equipment; Syracuse and Utica-Rome area -- production of machinery and transportation equipment; Albany-Troy-Schenectady -- government and education center and production of electrical products; Binghampton -- original site of the International Business Machines Corporation and continued concentration of employment in computer and other high technology manufacturing; and New York City -- headquarters for the nation's securities business and for a major portion of the nation's major commercial banks, diversified financial institutions and life insurance companies. In addition, the City houses the home offices of three major radio and television broadcasting networks, most of the national magazines and a substantial portion of the nation's book publishers. The City also retains leadership in the design and manufacture of men's and women's apparel.

ECONOMIC OUTLOOK

         The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State. The State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, Federal financial and monetary policies, the availability of credit, the level of interest rates, and the condition of the world economy, which would have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

         The national economy began to expand in 1991, although the growth rate for the first two years of the expansion was modest by historical standards. The State economy remained in recession until 1993, when employment growth resumed. Since November 1992, the State has added approximately 185,000 jobs. Employment growth has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, and defense industries. Personal income increased substantially in 1992 and 1993, aided significantly by large bonus payments in banking and financial industries.

         The national economy performed better in 1994 than in any year since the recovery began in 1991. National job and income growth were substantial. In response, the Federal Reserve Board shifted to a policy of monetary tightening by raising interest rates throughout the year. As a result, the national economic growth is expected to weaken, but not turn negative, during the course of 1995 before beginning to rebound by the end of the year. This dynamic is often described as a "soft landing." The overall rate of growth of the national economy during calendar year 1995 will be slightly below the "consensus" of a widely followed survey of national economic forecasters. Growth in the real gross domestic product during 1995 is projected to be moderate (3.0 percent), with declines in defense spending and net exports more than offset by increases in consumption and investment. Continuing efforts by business and government to reduce costs are expected to exert a drag on economic growth. Inflation, as measured by the Consumer Price Index, is projected to remain about 3 percent due to moderate wage growth and foreign competition. Personal income and wages are projected to increase by about 6 percent or more.

         The State economy had a mixed performance during 1994. The moderate employment growth that characterized 1993 continued into mid-1994, then virtually ceased. New York's economy is expected to continue to expand modestly during 1995, but there will be a pronounced slow-down during the course of the year. Although industries that export goods and services abroad are expected to benefit from the lower dollar, growth will be slowed by government cutbacks at all levels. On an average annual basis, employment growth will be about the same as 1994. Both personal income and wages are expected to record moderate gains in 1995. Bonus payments in the securities industry are expected to increase from last year's depressed level. Personal income rose 4.0 percent in 1994.

         The State has for many years had a very high State and local tax burden relative to other States. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

         To stimulate the State's economic growth, the State has developed programs, including the provision of direct financial assistance, designed to assist businesses to expand existing operations located within the State and to attract new businesses to the State. Local industrial development agencies raised an aggregate of approximately $7.8 billion in separate tax-exempt bond issues through December 31, 1993. There are currently over 100 county, city, town and village agencies. In addition, the New York State Urban Development Corporation is empowered to issue, subject to certain State constitutional restrictions and to approval by the Public Authorities Control Board, bonds and notes on behalf of private corporations for economic development projects. The State has also taken advantage of changes in Federal bank regulations to establish a free international banking zone in the City.

         In addition, the State has provided various tax incentives to encourage business relocation and expansion. These programs include direct tax abatements from local property taxes for new facilities (subject to locality approval) and investment tax credits that are applied against the State corporation franchise tax. Furthermore, legislation passed in 1986 authorizes the creation of up to 40 "economic development zones" in economically distressed regions of the State. Businesses in these zones are provided a variety of tax and other incentives to create jobs and make investments in the zones.

STATE FINANCIAL PLAN

         The State Constitution requires the Governor to submit to the Legislature a balanced Executive Budget which contains a complete plan of expenditures (the "State Financial Plan") for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the Executive Budget. A final budget must be approved before the statutory deadline of April 1. The State Financial Plan is updated quarterly pursuant to law.

         The State's fiscal year, which commenced on April 1, 1995, and ends on March 31, 1996, is referred to herein as the State's 1995-96 fiscal year.

         The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1995-96 fiscal year was formulated on June 20, 1995, and is based on the State's budget as enacted by the Legislature and signed into law by the Governor. The State Financial Plan will be updated quarterly pursuant to law in July, October and January.

         The 1995-96 budget is the first to be enacted in the administration of the Governor, who assumed office on January 1. It is the first budget in over half a century which proposed and, as enacted, projects an absolute year-over-year decline in General Fund disbursements. Spending for State operations is projected to drop even more sharply, by 4.6 percent. Nominal spending from all State funding sources (I.E., excluding Federal aid) is proposed to increase by only 2.5 percent from the prior fiscal year, in contrast to the prior decade when such spending growth averaged more than 6.0 percent annually.

         In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts, to spur economic growth and provide relief for low- and middle-income tax payers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing the total to approximately $5 billion.

         This gap is projected to be closed in the 1995-96 State Financial Plan based on the enacted budget, through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions. The State Financial Plan projects (i) nearly $1.6 billion in savings from cost containment, disbursement reestimates, and other savings in social welfare programs, including Medicaid, income maintenance and various child and family care programs; (ii) $2.2 billion in savings from State agency actions to reduce spending on the State work force, SUNY and CUNY, mental hygiene programs, capital projects, the prison system and fringe benefits; (iii) $300 million in savings from local assistance reforms, including actions affecting school aid and revenue sharing while proposing program legislation to provide relief from certain mandates that increase local spending; (iv) over $400 million in revenue measures, primarily a new Quick Draw Lottery game, changes to tax payment schedules, and the sale of assets; and (v) $300 million from reestimates in receipts.

         The Executive Budget indicates that for years State revenues have grown at a slower rate than State spending, producing an increasing structural deficit, and that as the Executive Budget is enacted, the State will start to eliminate the structural imbalance that has characterized the State's fiscal record. There can, however, be no assurances that the tax and spending cuts will eliminate potential imbalances in future fiscal years. The Governor's recommended multi-year personal income tax cuts are designed to reduce the yield on that tax by about one-third by 1998, and could require significant additional spending cuts in those years, increased economic growth to provide additional revenues, additional revenue measures, or a combination of those factors.

         GOVERNMENT FUNDS

         The four governmental fund types that comprise the State Financial Plan are the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds.

         GENERAL FUND RECEIPTS

         The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1995-96 fiscal year, the General Fund is expected to account for approximately 49 percent of total governmental-funded disbursements and 71 percent of total State-funded disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service on long-term bonds, where these costs are not funded from other sources.

         The Financial Plan for the 1995-96 fiscal year released on February 1, 1995, projects General Fund receipts, including transfers from other funds, of $33.110 billion, a reduction of $48 million from the total receipts in the 1994-95 fiscal year. Tax receipts are projected at $29.793 billion for the 1995-96 fiscal year. Although growth in the base for tax receipts is expected to accelerate during the 1995-96 fiscal year, tax receipts are expected to fall by
3.5 percent, principally due to the combined effect of implementing during the 1995-96 fiscal year (1) a portion of the tax reductions originally enacted in 1987 and deferred each year since 1990, (2) additional tax cuts to prevent tax increases also originally enacted in 1987 from taking effect and (3) the proposed employer day care credit ($5 million), together with the incremental cost of the tax reductions enacted in 1994 (more than $500 million), which effectively negate the effect of projected growth in the recurring revenue base. In addition, certain nonrecurring revenues in the 1994-95 receipts base, including the 1993-94 surplus of $1.026 billion, additional earmarking to dedicated funds (more than $210 million) and other miscellaneous one-time receipts (more than $100 million) are not available in the 1995-96 fiscal year, thereby reducing potential year-over-year growth by another 4 percentage points.

         The projected yield of personal income tax in the 1995-96 fiscal year of $17.285 billion is a decrease of $305 million from reported collections in the State's 1994-95 fiscal year. The decrease reflects both the effects of the tax reductions and the fact that reported collections in the preceding year were affected by net refund reserve transactions that buoyed collections in that year by $862 million that will be unavailable in the current year. Without these changes, the yield of the tax would have grown by more than $1.0 billion (6 percent), reflecting liability growth for the 1995 tax year projected at approximately the same rate. The income base for the tax is projected to rise approximately 5 percent for the 1995 tax year. Personal income tax receipts showed a sharp increase in 1994-95 and are expected to decline in 1995-96. Personal income tax reductions recommended in the Executive Budget are projected to produce taxpayer savings of $720 million in calendar year 1995 reflecting the scheduled implementation of the 1987 tax reductions. The tax reductions recommended by the Governor are part of a multi-year program designed to reduce the yield of the income tax by about one-third by 1998.

         Receipts in user taxes and fees in the State's 1995-96 fiscal year are expected to total $6.697 billion, an increase of $73 million from reported 1994-95 results. Growth in user taxes and fees is expected to slow to about 1 percent in 1995-96, reflecting nearly $70 million of additional tax relief in this category in the coming year resulting from tax reductions enacted in 1994, the absence of extraordinary audit collections received in 1994-95, and a slowdown in the underlying growth rate of sales and use tax collections, offset by a projected improvement of $41 million as a result of recommended legislation to enhance sales tax collection procedures. Business tax receipts are projected at $4.709 billion, a decline of $360 million from reported 1994-95 results. The decline in the 1995-96 fiscal year largely reflecting the effect of tax reductions enacted in 1994.

         Total receipts from other taxes in the State's 1995-96 fiscal year are projected at $1.102 billion, $6 million less than in the preceding year. The estimates reflect 1994 and 1995 legislation reducing the burden of the real property gains tax and the estate tax as well as diversion of a portion of the real estate transfer tax proceeds to the Environmental Protection Fund. Miscellaneous receipts in the State's 1995-96 fiscal year are expected to total $1.596 billion, an increase of $335 million above the amount received in the prior State fiscal year. Growth in overall collections from miscellaneous receipts in the coming fiscal year is expected to result largely from several discrete actions involving settlement of environmental litigation, the recommended merger of public authorities, and transactions with the Power Authority, which together account for over $200 million of projected miscellaneous receipts anticipated in 1995-96. Transfers from other funds continue at prior year levels, with the addition of the transfer of $220 million in excess funds from the Metropolitan Mass Transportation Operating Assistance Fund.

         GENERAL FUND DISBURSEMENTS

         General Fund disbursements are projected to total $33.055 billion in 1995-96, a decrease of $344 million from the total amount disbursed in the prior fiscal year. This decline reflects a broad agenda of cost containment actions, more than offsetting modest increases for fixed costs, such as pensions, debt service on bonds sold during the current year and capital projects under construction.

         Disbursements from grants to local governments are projected to total $22.910 billion in the 1995-96 State Financial Plan, a decrease of $392 million from 1994-95 levels. Although spending in this category is reduced, direct payments to local governments, including school aid and revenue sharing are maintained largely at last year's levels. This category of the State Financial Plan includes $10.823 billion in aid for elementary, secondary, and higher education. Costs for social services, such as Medicaid, income maintenance and child support services account for $8.706 billion. Remaining disbursements primarily support community-based mental hygiene programs, community and public health programs, local transportation programs, and revenue sharing.

         Significant decreases from the prior year result largely from cost containment initiatives in Medicaid and other social welfare programs. Payments for Medicaid from the General Fund are projected to be $506 million lower than in 1994-95. $128 Million in operating aid to the New York City Transit Authority will be eliminated, matching the reduction in New York City support of the Authority.

         Spending for State operations is projected at $6.020 billion, a decrease of $288 million. Recommendations in the Executive Budget reduce the work force by approximately 3,200 positions (most of which reduce disbursements in this category).

         Spending for general State charges is projected at $2.080 billion in the 1995-96 State Financial Plan, and are virtually unchanged from the 1994-95 level. The budgeted amount for general State charges assumes the use of $110 million from a special reserve for pension supplementation, established in 1970 and funded through State and local employer contributions in the early 1970's, to offset the State's pension contribution. The Comptroller, as sole trustee of the Common Retirement Fund and administrative head of the Retirement System, is in the process of reviewing the legislation that directs the use of these reserves to determine whether or not to commence legal proceedings to prevent such proposed use in the enacted 1995-96 State budget as a violation of the State Constitution, and there is a substantial likelihood that he will do so. The Executive considers the proposed use of these reserves to be a credit for prior-year supplementation payments and, therefore, in compliance with the State Constitution.

         Debt service in the General Fund for 1995-96 reflects only the $9 million interest cost of the State's commercial paper program. No cost is included for a TRAN borrowing, since none is expected to be undertaken. General Fund debt service on short-term obligations of the State reflects the elimination of the State's spring borrowing. Transfers in support of debt service are projected to total $1.583 billion, and increase of $157 million. This increase is heightened by the use of one-time reimbursements from other funds in the 1994-95 fiscal year. Transfers in support of capital projects are projected to total $375 million, an increase of $169 million, which reflects significant investments in both new and ongoing capital programs. All other transfers are projected to total $78 million, an increase of $9 million from 1994-95 levels.

         The 1995-96 opening fund balance of $158 million includes $157 million which is reserved in the Tax Stabilization Reserve Fund, as well as $1 million which is reserved in the Contingency

Reserve Fund. The Contingency Reserve Fund was established in 1993-94 to set aside moneys to address adverse judgments or settlements resulting from litigation against the State. The closing fund balance in the General Fund of $213 million reflects a balance of $172 million in the Tax Stabilization Reserve Fund, following an additional payment of $15 million during the year, and a balance of $41 million in the Contingency Reserve Fund.

         The 1995-96 Financial Plan includes over $600 million in non-recurring resources. These actions include items discussed above, as well as retroactive Federal reimbursements and some non-recurring social welfare cost containment actions. The Budget Division believes that recommendations included in the Executive Budget will provide fully annualized savings in 1996-97 that more than offset the non-recurring resources used in 1995-96.

         SPECIAL REVENUE FUNDS

         Special Revenue Funds are used to account for the proceeds of specific revenue sources such as Federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. For 1995-96, the State Financial Plan projects disbursements of $26.002 billion from these funds, an increase of $1.641 billion over 1994-95 levels. Disbursements from Federal funds, primarily the Federal share of Medicaid and other social services programs, are projected to total $19.209 billion in the 1995-96 fiscal year. Remaining projected spending of $6.793 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the Metropolitan Transportation Authority funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.

         CAPITAL PROJECTS FUNDS

         Capital Projects Funds are used to account for the financial resources used for the acquisition, construction, or rehabilitation of major state capital facilities and for capital assistance grants to certain local government or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund, and 37 other capital funds established to distinguish specific capital construction purposes supported by other revenues.

         Disbursements from the Capital Projects Funds in 1995-96 are projected at $4.160 billion, an increase of $541 million over prior-year levels. Spending for capital projects will be financed through a combination of sources: Federal grants, public authority bond proceeds, general obligation bond proceeds, and current revenues. Total receipts in this fund type are projected at $4.170 billion, not including $364 million expected to be available from the proceeds of general obligation bonds.

         DEBT SERVICE FUNDS

         Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. Disbursements are estimated at $2.506 billion in the 1995-96 fiscal year, an increase of $303 million from 1994-95. The transfer from the General Fund of $1.583 billion is expected to finance 63 percent of these payments. The remaining payments are expected to be financed by pledged revenues, including $1.794 billion in taxes, $228 million in dedicated fees, and $2.200 billion in patient revenues, including transfers of Federal reimbursements. After impoundment for debt service, as required, $3.481 billion is expected to be transferred to the General Fund and other funds in support of State operations. The largest transfer - $1.761 billion - is made to the Special Revenue Fund type, in support of operations of the mental hygiene agencies. Another $1.341 billion in excess sales taxes is expected to be transferred to the General Fund, following payment of projected debt service on bonds of LGAC.

         The increase in debt service costs recommended in the Executive Budget primarily reflects prior capital commitments financed by bonds issued by the State and State-supported debt issued by its public authorities, and the completion of the LGAC program. The increase has been moderated by the reductions to bond-financed capital spending as discussed above, and reflects debt issuances in 1994-95 and 1995-96 which are lower than they would have been, absent the Governor's review of capital spending.

         CASH FLOW

         For the second time in many years, the State will meet its cash flow needs without relying on a spring borrowing. However, this achievement is predicated on two actions: the issuance of all remaining LGAC bonds authorized in the 1990 statute; and the passage of proposed legislation permitting the State to use, for cash flow purposes only, balances in the Lottery Fund. Temporary transfers will be returned within five months so that all available Lottery moneys as well as advances of additional aid can be paid to school districts in September.

         The lingering impact of the 1994-95 receipts shortfall -- as well as the impact of the potential $5 billion 1995-96 imbalance on cash operations -- exerts substantial pressures on the State's cash balance position in the first three months of the fiscal year. These pressures are expected to abate later in the 1995-96 fiscal year, as cash outlays decline from previous levels consistent with cost-savings initiatives proposed in the Executive Budget.

PRIOR FISCAL YEARS

         New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992-93 and 1993-94 fiscal years, the State recorded balanced budgets on a cash basis, with substantial fund balances in each year as described below.

         1994-95 FISCAL YEAR

         The State's budget for the 1994-95 fiscal year was enacted by the Legislature on June 7, 1994, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service.

         The 1994-95 budget contained a significant investment in efforts to spur economic growth. The budget included provisions to reduce the level of business taxation in New York, with cuts in the corporate tax surcharge, the alternative minimum tax imposed on business and the petroleum business tax, repeal of the State's hotel occupancy tax, and reductions in the real property gains tax to stimulate construction and facilitate the real estate industry's access to capital. Complementing the elimination of the hotel tax was a $10 million investment of State funds in the "I Love New York" program designed to spur tourism activity throughout the State.

         To help strengthen the State's economic recovery, the 1994-95 budget also included more than $200 million in additional funding for economic development programs. Special emphasis was placed on programs intended to enable New York State to: (i) invest in high technology industries; (ii) expand access to foreign markets; (iii) strengthen assistance to small businesses, particularly those owned by women and minorities; (iv) retain and attract new manufacturing jobs; (v) help companies and communities impacted by continued cutbacks in Federal defense spending and ongoing corporate downsizings; and (vi) bolster the tourism industry. In addition, the budget included increased levels of support for programs to rebuild and maintain State infrastructure, and provisions to create 21 new economic development zones.

         New York State ended its 1994-95 fiscal year with the General Fund in balance. The closing fund balance of $158 million reflects $157 million in the Tax Stabilization Reserve Fund and

$1 million in the Contingency Reserve Fund ("CRF"). The CRF was established in State Fiscal year 1993-94, funded partly with surplus moneys, to assist the State in financing the 1994-95 fiscal year costs of extraordinary litigation known or anticipated at that time; the opening fund balance in State fiscal year 1994-95 was $265 million. The $241 million change in the fund balance reflects the use of $264 million in the CRF as planned, as well as the required deposit of $23 million to the Tax Stabilization Reserve Fund. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program.

         Compared to the State Financial Plan for 1994-95 as formulated on June 16, 1994, reported receipts fell short of original projections by $1.163 billion, primarily in the categories of personal income and business taxes. Of this amount, the personal income tax accounts for $800 million, reflecting weak estimated tax collections and lower withholding due to reduced wage and salary growth, more severe reductions in brokerage industry bonuses than projected earlier, and deferral of capital gains realizations in anticipation of potential Federal tax changes. Business taxes fell short by $373 million, primarily reflecting lower payments from banks as substantial overpayments of 1993 liability depressed net collections in the 1994-95 fiscal year. These shortfalls were offset by better performance in the remaining taxes, particularly the user taxes and fees, which exceeded projections by $210 million. Of this amount, $227 million was attributable to certain restatements for accounting treatment purposes pertaining to the CRF and LGAC; these restatements had no impact on balance in the General Fund.

         Disbursements were also reduced from original projections by $848 million. After adjusting for the net impact of restatements relating to the CRF and LGAC which raised disbursements by $38 million, the variance is $886 million. Well over two-thirds of this variance is in the category of grants to local governments, primarily reflecting the conservative nature of the original estimates of projected costs for social services and other programs. Lower education costs are attributable to the availability of $110 million in additional lottery proceeds and the use of LGAC bond proceeds.

         The spending reductions also reflect $188 million in actions initiated in January 1995 by the Governor to reduce spending to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects. These actions, together with $71 million in other measures comprised the Governor's $259 million gap-closing plan, submitted to the Legislature in connection with the 1995-96 Executive Budget.

         1993-94 FISCAL YEAR

         The State ended its 1993-94 fiscal year with a balance of $1.140 billion in the tax refund reserve account, $265 million in its Contingency Reserve Fund and $134 million in its Tax Stabilization Reserve Fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax refund reserve account will be used to pay taxpayer refunds, rather than drawing from 1994-95 receipts.

         1992-93 FISCAL YEAR

         The State ended its 1992-93 fiscal year with a balance of $671 million in the tax refund reserve account and $67 million in the Tax Stabilization Reserve Fund. The State's 1992-93 fiscal year was characterized by performance that was better than projected for the national and regional economies. National gross domestic product, State personal income, and State employment and unemployment performed better than originally projected in April 1992. This favorable economic performance, particularly at year end, combined with a tax-induced acceleration of income into 1992, was the primary cause of the General Fund surplus. Personal income tax collections were more than $700 million higher than originally projected (before reflecting the tax refund reserve account transaction), primarily in the withholding and estimated payment components of the tax. There were, however, large and mainly offsetting variances in other categories of receipts.

CERTAIN LITIGATION

         Certain litigation pending against New York or its officers or employees could have a substantial or long-term adverse effect on New York finances. Among the more significant of these cases are those that involve: (i) the validity of agreements and treaties by which various Indian tribes transferred to New York title to certain land in New York; (ii) certain aspects of New York's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services, and the eligibility for and nature of home care services; (iii) challenges to provisions of Section 2807-C of the Public Health Law, which impose a 13% surcharge on inpatient hospital bills paid by commercial insurers and employee welfare benefit plans and portions of Chapter 55 of the laws of 1992, which require hospitals to impose and remit to the State an 11% surcharge on hospital bills paid by commercial insurers and which require health maintenance organizations to remit to the State a surcharge of up to 9%; (iv) an action against the State of New York and New York City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (v) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (vi) alleged responsibility of New York officials to assist in remedying racial segregation in the City of Yonkers;
(vii) a challenge to the constitutionality of financing programs of the Thruway Authority authorized by Chapters 166 and 410 of the Laws of 1991; and (viii) a claim that the State's Department of Environmental Conservation prevented the completion of a cogeneration facility by the projected date by failing to provide data in a timely manner and that the plaintiff thereby suffered damages. In addition, aspects of petroleum business taxes are the subject of administrative claims and litigation.

THE CITY OF NEW YORK

         The fiscal health of the State of New York is closely related to the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from New York. The City's independently audited operating results for each of its 1981 through 1993 fiscal years showed a General Fund surplus reported in accordance with GAAP. In addition, the City's financial statements for the 1993 fiscal year received an unqualified opinion from the City's independent auditors, the eleventh consecutive year the City received such an opinion.

         The 1996-1999 Financial Plan reflects a program of proposed actions by the City to close the gaps between projected revenues and expenditures of $888 million, $1.5 billion and $1.4 billion for the 1997, 1998 and 1999 fiscal years, respectively. These actions, a substantial number of which are not specified in detail, include additional agency spending reductions, reduction in entitlements, government procurement initiatives, revenue initiatives and the availability of the general reserve.

         The Office of the State Deputy Comptroller for the City of New York (the "OSDC") and the State Financial Control Board continue their respective budgetary oversight activities.

         In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York (the "MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York to assist the Control Board in exercising its powers and responsibilities; and a "Control Period" from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal-monitoring arrangements. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal-monitoring functions over the City, and upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including, but not limited to a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a Control Period. Currently, the City and its Covered Organizations (I.E., those which receive or may receive monies from the City directly, indirectly or contingently) operate under a four-year financial plan which the City prepares annually and periodically updates.

         The staffs of the OSDC and the Control Board issue periodic reports on the City's financial plans, as modified, analyzing forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as compliance with the financial plan, as modified, by the City and its Covered Organizations. OSDC staff reports issued during the mid-1980's noted that the City's budgets benefitted from a rapid rise in the City's economy, which boosted the City's collection of property, business and income taxes. These resources were used to increase the City's work force and the scope of discretionary and mandated City services. Subsequent OSDC staff reports examined the 1987 stock market crash and the 1989-92 recession, which affected the New York City region more severely than the nation, and attributed an erosion of City revenues and increasing strain on City expenditures to that recession. According to a recent OSDC staff report, the City's economy is now slowly recovering, but the scope of that recovery is uncertain and unlikely, in the foreseeable future, to match the expansion of the mid-1980's. Also, staff reports of OSDC and the Control Board have indicated that the City's recent balanced budgets have been accomplished, in part, through the use of non-recurring resources, tax increases and additional State assistance; that the City has not yet brought its long-term expenditures in line with recurring revenues; and that the City is therefore likely to continue to face future projected budget gaps requiring the City to increase revenues and/or reduce expenditures. According to the most recent staff reports of OSDC and the Control Board, during the four-year period covered by the current financial plan, the City is relying on obtaining substantial resources from initiatives needing approval and cooperation of its municipal labor unions, Covered Organizations, and City Council, as well as the State and Federal governments, among others.

         The City requires significant amounts of financing for seasonal and capital purposes. The City issued $1.75 billion of notes for seasonal financing purposes during its fiscal year ending June 30, 1994. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998. The major capital requirements include expenditures for the City's water supply and sewage disposal systems, roads, bridges, mass transit, schools, hospitals and housing.

OTHER LOCALITIES

         In addition to the City, certain localities, including the City of Yonkers, could have financial problems leading to requests for additional State assistance during the State's 1995-96 fiscal year and thereafter.. Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in the State other than New York City was approximately $17.7 billion.

         From time to time, Federal expenditure reductions could reduce, or in some cases, eliminate, Federal funding of some local programs, and, accordingly, might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the public authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

AUTHORITIES

         The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorization. As of September 30, 1994, there were 18 public authorities that had aggregate outstanding debt of $70.3 billion. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

         The Metropolitan Transit Authority (the "MTA"), which receives the bulk of the appropriated moneys from the State, oversees the operation of the City's bus and subway system by its affiliates, the New York City Transit Authority and Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA has depended and will continue to depend upon Federal, state and local government support to operate the transit system because fare revenues are insufficient.

         Over the past several years, the State has enacted several taxes (including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county region served by the MTA and a special one-quarter of one percent regional sales and use tax) that provide additional revenues for mass transit purposes, including assistance to the MTA. In addition, a one-quarter of one percent regional mortgages recording tax paid on certain mortgages creates an additional source of recurring revenues for the MTA. Further, in 1993, the State dedicated a portion of the State petroleum business tax to assist the MTA. For the 1995-96 State fiscal year, total State assistance to the MTA is estimated at approximately $1.1 billion.

         In 1993, State legislation authorized the funding of a five-year $9.56 billion MTA capital plan for the five-year period, 1992 through 1996 (the "1992-96 Capital Program"). The MTA has received approval of the 1992-96 Capital Program based on this legislation from the 1992-96 Capital Program Review Board, as State law requires. This is the third five-year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five-year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the Triborough Bridge and Tunnel Authority, and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net of certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. The 1992-96 Capital Program is expected to be financed in significant part through dedication of State petroleum business taxes referred to above.

         There can be no assurance that all the necessary governmental actions for the Capital Program will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1992-96 Capital Program, or parts thereof, will not be delayed or reduced. Furthermore, the power of the MTA to issue certain bonds expected to be supported by the appropriation of State petroleum business taxes is currently the subject of a court challenge. If the Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.


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